As filed with the Securities and Exchange Commission on November 29, 2001
                                                        Registration No. 2-63270
                                                              File No. 811-06146
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 37                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 39                             [X]


              BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

                           950 Tower Lane, Suite 1900
                          Foster City, California 94404
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 882-8383

                             PETER M. HILL, CHAIRMAN
              BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
                           950 Tower Lane, Suite 1900
                          Foster City, California 94404
                     (Name and Address of Agent for Service)

                                    Copy to:
                             ANDRE W. BREWSTER, ESQ.
                HOWARD, RICE, NEMEROVSKI, CANADY, FALK & RABKIN,
                           A PROFESSIONAL CORPORATION
                       Three Embarcadero Center, 7th Floor
                      San Francisco, California 94111-4065

It is proposed that this filing will become effective (check appropriate box):

     [ ] Immediately upon filing pursuant to paragraph (b)
     [ ] On (date), pursuant to paragraph (b) of Rule 485
     [X] 60 days after filing pursuant to paragraph (a)(1)
     [ ] On (date), pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] On (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously file post-effective amendment.

================================================================================

              BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following documents:

     PART A

     Combined Prospectus for Bailard, Biehl & Kaiser Opportunity Fund Group,
     Inc.

          Bailard, Biehl & Kaiser Cognitive Value Fund
          Bailard, Biehl & Kaiser Enhanced Growth Fund
          Bailard, Biehl & Kaiser International Equity Fund
          Bailard, Biehl & Kaiser Bond Opportunity Fund

     PART B

     Combined Statement of Additional Information for Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.

          Bailard, Biehl & Kaiser Cognitive Value Fund
          Bailard, Biehl & Kaiser Enhanced Growth Fund
          Bailard, Biehl & Kaiser International Equity Fund
          Bailard, Biehl & Kaiser Bond Opportunity Fund

     PART C

          Other Information
          Signature Page
          Exhibits

    As filed with the Securities and Exchange Commission on November 29, 2001
                                                        Registration No. 2-63270
                                                              File No. 811-06146
================================================================================










                                     Part A

                               COMBINED PROSPECTUS


              BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.

                  Bailard, Biehl & Kaiser Cognitive Value Fund
                  Bailard, Biehl & Kaiser Enhanced Growth Fund
                Bailard, Biehl & Kaiser International Equity Fund
                  Bailard, Biehl & Kaiser Bond Opportunity Fund










================================================================================

              Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.

                  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
                  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
                  BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND


                                   PROSPECTUS

                               JANUARY ____, 2002


                           950 Tower Lane, Suite 1900
                              Foster City, CA 94404
                                 (800) 882-8383

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Bailard, Biehl & Kaiser Cognitive Value Fund ("Value Fund")....................3

Bailard, Biehl & Kaiser Enhanced Growth Fund ("Growth Fund")...................7

Bailard, Biehl & Kaiser International Equity Fund ("Equity Fund").............10

Bailard, Biehl & Kaiser Bond Opportunity Fund ("Bond Fund")...................14

Additional Information about the Funds' Investment Strategies and Risks.......18

Fund Management...............................................................22

Pricing of Fund Shares........................................................23

How to Purchase Shares........................................................24

How to Sell Shares............................................................25

Exchanging Shares with Another Bailard, Biehl & Kaiser Fund...................27

Distributions.................................................................27

Taxes.........................................................................28

Financial Highlights..........................................................29

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND ("VALUE FUND")

OBJECTIVE: The Value Fund seeks long-term appreciation of capital through investment in value-oriented small capitalization stocks.

PRINCIPAL STRATEGIES:

The Value Fund invests its assets primarily in common and preferred stocks of small capitalization, value companies similar to those found in the Wilshire Small Cap Value Index. The Adviser, Bailard, Biehl & Kaiser, Inc., seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile relative to the Wilshire Small Cap Value Index. The Adviser will use both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the Adviser may consider in determining stock selection include: low relative valuation, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the Adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security.

The Adviser will employ Behavioral Finance techniques in an attempt to capitalize on investors' behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or "rule of thumb" biases), and cognitive errors. The Adviser will attempt to exploit investors' biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund's investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit, or a government investigation. While news of this type is bad, it often has a smaller impact on a company's earnings than is initially feared. As time passes, if investors' initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund will attempt to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price will be projected, and compared to the stock's current market price. If the comparison is favorable, the stock may be purchased.

The Value Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

In addition to the types of securities mentioned above, the Value Fund may also invest in the following:

* CASH EQUIVALENTS, such as short-term U.S. government securities, bank debt, commercial paper, and repurchase agreements, which mature in one year or less. The Fund typically holds cash equivalents for payment of expenses and redemptions, pending investment or for protection against market declines.

* HEDGING INSTRUMENTS, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

For more information about the Fund's investment practices, please see the section titled "Additional Information about the Funds' Investment Strategies and Risks."

DETERMINING IF THE VALUE FUND IS RIGHT FOR YOU: An investment in the Value Fund provides a specialized vehicle for longer-term investors seeking exposure to small capitalization, value stocks. It is not a balanced investment program. The Fund is best suited for investors who can accept the above average risk inherent in investing in small capitalization companies. We strongly discourage short-term traders and market timers from investing in the Fund.

PRINCIPAL RISKS:

All Fund investments are subject to some degree of risk that will affect the value of the Fund's assets and may result in a loss of your money. The Value Fund's principal risks are:

* MARKET RISK, the risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Small capitalization value stocks in general can be volatile and subject to greater price swings, up and down, than the general marketplace.

* SMALL CAPITALIZATION COMPANY RISK, the risk associated with investing in small companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products, markets, and geographic areas, and lack of management depth.

* INDUSTRY/SECTOR RISK, the risk involved with excessive exposure to any one industry or sector. Because the Fund's investment universe is comprised of securities whose characteristics are similar to those found in the Wilshire Small Cap Value Index, the Fund may have a heavy weighting in one or more industries or sectors with low price-to-book and price-to earnings ratios, such as consumer cyclicals.

* INTEREST RATE RISK, the risk that changes in interest rates will affect stock prices. The Fund plans to invest in market sectors that are considered interest rate sensitive, such as the finance sector. Changes in interest rates may affect the earnings of companies in these sectors, resulting in share price volatility greater than that experienced by the overall stock market.

* NON-DIVERSIFICATION RISK, the risk that the Fund may hold more concentrated positions in individual issuers than more diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

* ILLIQUIDITY RISK, the risk of not being able to sell a security in a timely fashion, or without severe market impact. A portion of the Fund's holdings may be in thinly traded securities. The number of shares the Fund holds in a thinly traded security may exceed the average daily trading volume of that security. In the event of a negative event that results in the Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

* STYLE RISK, the risk that behavioral and value investment techniques may fall out of favor. The relative performance of investing styles has historically proven to be cyclical, with no single investment style outperforming all the time. In the future, there may be periods where other styles of investing outperform behavioral and value investment styles.

* VOLATILITY OF ASSET SIZE RISK, the risk that, since substantially all of the Fund's shareholders are clients of the Adviser, the total assets of the Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to the Fund.

PAST PERFORMANCE:

The Value Fund is newly organized and therefore has no performance history to include in a bar chart or table reflecting annual returns. In the future, the Fund's annual returns will be compared with the returns of the Wilshire Small Cap Value Index to give an indication of the risks of an investment in the Fund. Of course, past performance is no guarantee of future results.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Value Fund:

SHAREHOLDER FEES  (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases................................   None
Maximum Sales Load Imposed on Reinvested Dividends
  (and other Distributions)............................................   None
Maximum Deferred Sales Load............................................   None
Redemption Fee.........................................................   None
Exchange Fee...........................................................   None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM THE FUND'S ASSETS)

Management Fees........................................................   0.75%
12b-1 Fees.............................................................   None
Other Expenses.........................................................   0.58%*
Total Fund Operating Expenses..........................................   1.33%

----------
* "Other expenses" are estimated amounts based on the partial fiscal year May 30, 2001 (inception) to September 30, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

          1 year         3 years         5 years          10 years
          ------         -------         -------          --------
           $135            $421            $729            $1,601

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND ("GROWTH FUND")

OBJECTIVE: The Growth Fund seeks long-term appreciation of capital through investment in stocks with high growth potential.

PRINCIPAL STRATEGIES:

The Growth Fund invests primarily in common and preferred securities of growth companies located in the U.S. and abroad whose risk and potential return profile is expected to compare favorably to the profile of the Nasdaq 100 Index. Currently, companies representing the various technology industries make up the largest percentage of issuers in the Nasdaq 100 Index. The Fund may purchase stocks of companies across all sectors except for finance. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

Using a combination of qualitative and quantitative techniques, the Growth Fund will seek to identify and invest in companies that offer superior sales and earnings growth potential relative to the average company in the Nasdaq 100 Index. Additionally, the Fund will attempt to identify and invest in those companies that are not yet part of the Nasdaq 100 Index but have the potential to be added to the Index. The Adviser, Bailard, Biehl & Kaiser, Inc., will seek to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile relative to the Nasdaq 100. Valuation, earnings growth and earnings expectations are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the Adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security.

The Fund may also invest in initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the prior six months. In choosing these companies, the Fund will utilize both public and private information sources to identify attractive candidates. The Fund will look to invest in opportunities to penetrate new and existing markets, and will evaluate the scope of business of the company as well as its management experience and exit strategy.

In addition to the types of securities mentioned above, the Growth Fund may also invest in the following:

* CASH EQUIVALENTS, such as short-term U.S. government securities, bank debt, commercial paper, and repurchase agreements, which mature in one year or less. The Fund typically holds cash equivalents for payment of expenses and redemptions, pending investment or for protection against market declines.

* HEDGING INSTRUMENTS, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

For more information about the Growth Fund's investment practices, please see the section titled "Additional Information about the Funds' Investment Strategies and Risks."

DETERMINING IF THE GROWTH FUND IS RIGHT FOR YOU: An investment in the Growth Fund provides a specialized vehicle for longer-term investors seeking to add aggressive growth stocks to their portfolio. It is not a balanced investment program. The Fund is best suited for investors who can accept the above average risk generally associated with aggressive growth stocks that have higher return potential. We strongly discourage short-term traders and market timers from investing in the Fund.

PRINCIPAL RISKS:

All Fund investments are subject to some degree of risk that will affect the value of the Fund's assets and may result in a loss of your money. The Growth Fund's principal risks are:

* MARKET RISK, the risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Growth stocks and new public companies in general are particularly volatile and subject to greater price swings, up and down, than the general marketplace. They are also affected to a greater extent by swings in interest rates.

* INDUSTRY/SECTOR RISK, the risk associated with excessive exposure to any one industry or sector. Because the Fund's investment universe is comprised of securities whose characteristics track those of the Nasdaq 100, the Fund may have a heavy weighting in one or more industries or sectors, including the technology sector.

* NON-DIVERSIFICATION RISK, the risk that the Fund may hold more concentrated positions in individual issuers than more diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

* NEW PUBLIC COMPANY RISK, the risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

* ILLIQUIDITY RISK, the risk of not being able to sell a security in a timely fashion or without severe market impact. A portion of the Fund's holdings may be in thinly traded securities. The number of shares the Fund holds in a thinly traded security may exceed the average daily trading volume of that security. In the event of a negative event that results in the Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

* FOREIGN COUNTRY RISKS, the risks involved in investing in foreign issuers, which include the political, social, economic and regulatory differences between the U.S. and foreign markets.

* VOLATILITY OF ASSET SIZE RISK, the risk that, since substantially all of the Fund's shareholders are clients of the Adviser, the total assets of the Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to the Fund.

PAST PERFORMANCE:

The Growth Fund is newly organized and therefore has no performance history to include in a bar chart or table reflecting annual returns. In the future, the Fund's annual returns will be compared with the returns of the Nasdaq 100 Index to give an indication of the risks of an investment in the Fund. Of course, past performance is no guarantee of future results.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth Fund:

SHAREHOLDER FEES  (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases................................   None
Maximum Sales Load Imposed on Reinvested Dividends
  (and other Distributions)............................................   None
Maximum Deferred Sales Load............................................   None
Redemption Fee.........................................................   None
Exchange Fee...........................................................   None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM THE FUND'S ASSETS)

Management Fees........................................................   0.75%
12b-1 Fees.............................................................   None
Other Expenses.........................................................   0.65%*
Total Fund Operating Expenses..........................................   1.40%

----------
* "Other Expenses" are estimated amounts based on the partial fiscal year from May 30, 2001 (inception) to September 30, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

          1 year         3 years         5 years          10 years
          ------         -------         -------          --------
           $143            $443            $766            $1,680

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND ("EQUITY FUND")

OBJECTIVE: The Equity Fund seeks long-term growth of capital through investments in international stocks. Although income is a factor in portfolio selection, the Equity Fund will seek income only when consistent with its primary objective of capital appreciation.

PRINCIPAL STRATEGIES:

The Equity Fund invests primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. The Fund's holdings are diversified across multiple industries and geographic regions.

The Adviser, Bailard, Biehl & Kaiser, Inc., employs a disciplined, quantitative approach that focuses first on country selection and then on sector and stock selection within individual countries. The Adviser considers such factors as relative valuations, fundamental economic conditions, risk and the global investing environment. These factors are dynamically weighted to ascertain the relative attractiveness of different countries, sectors and companies. The Adviser will generally overweight those countries, sectors and companies that appear to be the most attractive and underweight those countries, sectors and companies that appear to be the least attractive.

The Equity Fund invests in:

* EQUITY SECURITIES, such as common and preferred stocks of foreign issuers. The Fund may also invest in the equity securities of U.S. companies whose assets or operations are primarily located outside of the U.S. Ordinarily, the Fund will invest at least 65% of its assets in the equity securities of at least three countries other than the U.S.

* CASH EQUIVALENTS, such as short-term U.S. and foreign government securities, bank debt, commercial paper, and repurchase agreements, which mature in one year or less. The Fund typically holds cash equivalents for payment of expenses and redemptions, pending investment or for protection against market declines.

* HEDGING INSTRUMENTS, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risks or to serve as a substitute for underlying securities or currency positions.

The Equity Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in equity securities.

For more information about the Equity Fund's investment practices, please see the section titled, "Additional Information about the Funds' Investment Strategies and Risks."

DETERMINING IF THE EQUITY FUND IS RIGHT FOR YOU: An investment in the Equity Fund provides a specialized vehicle for longer-term investors seeking to add international stocks to their investment portfolio. It is not a balanced investment program. International stocks typically offer more opportunities and more risks than U.S. stocks. They allow investors to participate in any future growth and development of the world's foreign equity markets. They can also provide important diversification benefits for U.S. investors. We strongly discourage short-term traders and market timers from investing in the Equity Fund.

PRINCIPAL RISKS:

All Equity Fund investments are subject to some degree of risk that will affect the value of the Fund's assets and may result in a loss of your money. The Fund's principal risks are:

* MARKET RISK, the risk that the market value of the Fund's investments will fluctuate as the global stock markets fluctuate.

* FOREIGN COUNTRY AND CURRENCY RISKS, the risks that accompany investing in foreign securities, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

* EMERGING MARKET RISK, the risks that accompany investing in securities of issuers located in emerging market countries.

* NON-DIVERSIFICATION RISK, the risk that the Fund may hold more concentrated positions in certain investments than diversified mutual funds.

* VOLATILITY OF ASSET SIZE RISK, the risk that, since substantially all of the Fund's shareholders are clients of Bailard, Biehl & Kaiser, the total assets of the Fund may fluctuate significantly whenever Bailard, Biehl & Kaiser increases or decreases its clients' allocation to international stocks.

PAST PERFORMANCE: The following Annual Total Returns bar chart shows some of the risk of investing in the Equity Fund by illustrating how Fund returns have varied from year to year over the past ten years.

 1992     1993    1994    1995    1996   1997     1998     1999     2000    2001
 ----     ----    ----    ----    ----   ----     ----     ----     ----    ----
12.28%   36.81%  -2.58%  12.46%   9.59%  9.96%   12.01%   32.41%   19.23%

Note: Performance numbers from January 1, 1992 through September 30, 1993 reflect the deduction of an assumed 1% investment management fee (0.25% quarterly). Actual fees varied during this period.

                                                  Quarter Ended     Total Return
                                                  -------------     ------------
Best Quarter, 1992-2001
Worst Quarter, 1992-2001

The following Average Annual Total Returns table compares the Equity Fund's performance to three international stock indices.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/01

                                                     1 Year    5 Year    10 Year
                                                     ------    ------    -------
Bailard, Biehl & Kaiser International Equity Fund
MSCI EAFE (Local Currency)
MSCI EAFE (U.S. $)
MSCI All Country World Free (ex U.S.)($)

The MSCI EAFE index is a commonly used index that measures the performance of the international equity markets in eighteen countries in Europe, Australia, New Zealand and the Far East. The index results are given in both local currency and U.S. dollar terms, net of withholding taxes on foreign income. The MSCI All Country World Free (ex-U.S.) is a commonly used index that measures the performance of equities available to foreign investors in 47 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Equity Fund:

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases................................   None
Maximum Sales Load Imposed on Reinvested Dividends
  (and other Distributions)............................................   None
Maximum Deferred Sales Load............................................   None
Redemption Fees........................................................   None
Exchange Fees..........................................................   None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM THE FUND'S ASSETS)

Management Fees........................................................   0.95%
12b-1 Fees.............................................................   None
Other Expenses.........................................................   0.49%
Total Fund Operating Expenses..........................................   1.44%

EXAMPLE

The example below is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

          1 year         3 years         5 years          10 years
          ------         -------         -------          --------
           $147            $456            $787            $1,724

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND ("BOND FUND")

OBJECTIVE: The Bond Fund seeks total return, from income and long-term growth of capital, by investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities.

PRINCIPAL STRATEGIES:

The Bond Fund may invest up to 100% of its assets in U.S. dollar-denominated debt securities. The Bond Fund may also invest up to 50% of its assets in debt securities denominated in currencies of developed countries around the world, including Europe, the United Kingdom, the Far East, Canada, Australia, and to a lesser extent emerging markets.

The Adviser, Bailard, Biehl & Kaiser, Inc., employs a disciplined top-down approach that focuses first on sector selection (for example, agencies, corporates and sovereign debt), and then on bond selection within those sectors. The Adviser overweights sectors based on their relative value to other sectors on a historical and fundamental basis. It uses a value oriented approach combined with rigorous market environment analysis and relative momentum strategies. Ideally, it is looking for significantly undervalued situations in the credit markets, where the market environment is expected to be conducive to value recognition and where the price action in the market is positive. The Adviser generally overweights countries whose bond markets have high relative yield spreads to U.S. Treasuries. Foreign bond investment will focus primarily on yield and secondarily on currency appreciation. The Adviser seeks to control risk by investing primarily in investment grade bonds and by closely monitoring the interest rate sensitivity of the Fund's investments. The Adviser also intends to hedge the Fund's foreign currency exposure to help manage the risk of currency fluctuations.

The Bond Fund invests in:

* FIXED-INCOME OBLIGATIONS, such as bonds, notes, bills and other debt securities or obligations, of U.S. and foreign governments, agencies and corporations. The Bond Fund's foreign investments include securities issued by entities in both developed and emerging market countries. The Bond Fund may also invest in debt securities issued by supra-national entities. The average maturity of the debt securities in the Fund's portfolio will vary depending on the Adviser's interest rate forecasts.

* CASH EQUIVALENTS, such as short-term U.S. and foreign government securities, bank debt, commercial paper, and repurchase agreements, which mature in one year or less. The Fund typically holds cash equivalents for the payment of expenses and redemptions, pending investment or for protection against market declines.

* HEDGING INSTRUMENTS, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities or currency positions.

The Bond Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income obligations.

For more information about the Bond Fund's investment practices, please see the section titled, "Additional Information about the Funds' Investment Strategies and Risks."

DETERMINING IF THE BOND FUND IS RIGHT FOR YOU: An investment in the Bond Fund provides a vehicle for longer-term investors seeking to add bond exposure to their investment portfolios. The Bond Fund may be appropriate for investors seeking a core U.S. bond portfolio that also invests opportunistically in international bonds. It is not a balanced investment program. We strongly discourage short-term traders and market timers from investing in the Bond Fund.

PRINCIPAL RISKS:

All Bond Fund investments are subject to some degree of risk that will affect the value of the Fund's assets and may result in a loss of your money. The Bond Fund's principal risks are:

* MARKET RISK, the risk that the market value of the Fund's investments will fluctuate as the global bond and equity markets fluctuate.

* INTEREST RATE RISK, the risk that changes in interest rates will affect bond prices. Generally, an increase in interest rates will cause the value of fixed-rate securities to fall, while a decline in interest rates will cause an increase in the value of these securities.

* CREDIT RISK, the risk that the issuer of a security will default on its financial obligations. This risk is enhanced to the extent the Fund invests in lower rated securities.

* FOREIGN COUNTRY AND CURRENCY RISKS, the risks that accompany investing in foreign securities, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

* NON-DIVERSIFICATION RISK, the risk that the Fund may hold more concentrated positions in certain investments than more diversified mutual funds, and thereby have greater exposure to event risk associated with an individual issuer.

* VOLATILITY OF ASSET SIZE RISK, the risk that, since substantially all of the Fund's shareholders are clients of the Adviser, the total assets of the Fund may fluctuate significantly whenever the Adviser increases or decreases its clients' allocation to bonds.

PAST PERFORMANCE:

On December 19, 2000, the Bond Fund changed its investment strategy from investing substantially all its assets in international bonds to investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debt securities. At the same time, the Bond Fund permitted investment in certain types of securities with more speculative characteristics (such as lower rated debt, convertible bonds, preferred stock and Rule 144A securities) and reduced its advisory fee from 0.75% to 0.60% of assets. As a result, the performance information provided below for periods prior to December 19, 2000 reflects the performance of an investment portfolio that is materially different from the current investment portfolio of the Bond Fund.

The following Annual Total Returns bar chart shows some of the risk of investing in the Bond Fund by illustrating how Fund returns have varied from year to year over the last ten years.

1992     1993     1994     1995    1996    1997    1998     1999    2000    2001
----     ----     ----     ----    ----    ----    ----     ----    ----    ----
5.91%   13.94%  -19.20%   20.61%   8.45%   2.60%  11.53%   -4.70%   1.37%

Note: Performance numbers from January 1, 1992 through September 30, 1993 reflect the deduction of an assumed 1% investment management fee (0.25% quarterly). Actual fees varied during that period.

                                                  Quarter Ended     Total Return
                                                  -------------     ------------
Best Quarter, 1992-2001
Worst Quarter, 1992-2001

The following Average Annual Total Returns table compares the Bond Fund's performance to five bond indices.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/01

                                                     1-Year    5-Year    10-Year
                                                     ------    ------    -------
Bailard, Biehl & Kaiser Bond Opportunity Fund
Salomon Brothers Non-US$ World Government Bond
  Index -10-country (fully hedged)
Salomon Brothers Non-US$ World Government Bond
  Index (50% hedged):
Salomon Brothers World Government Bond Index (US$)
Merrill Lynch Corporate/Government Master Index
80% Merrill Lynch Corporate/Government Master
  Index and 20% Salomon Brothers Non-US$ World
  Government Bond Index (fully hedged)

The first three indices are listed for comparative purposes before the change in the Bond Fund's investment objective on December 19, 2000. The Salomon Brothers Non-US$ World Government Bond Index - 10 country (fully hedged) is a commonly used index that measures the performance of government bonds in ten countries, given on a fully hedged basis. To more fully reflect the Bond Fund's hedging strategy prior to December 19, 2000, we have also calculated a 50%-hedged return for the Salomon Brothers Non-US$ World Government Bond Index, a commonly used index that measures the performance of government bonds in seventeen developed countries. The third index listed, the Salomon Brothers World Government Bond Index (US$), measures the U.S. dollar performance of government bonds in the U.S. and seventeen other developed countries. The fourth and fifth indices listed are for comparative purposes after the change in the Bond Fund's investment objective on December 19, 2000. The Merrill Lynch Corporate/Government Master Index is a commonly used index which measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities. To more fully reflect the Bond Fund's current investment strategy, we have also calculated a benchmark index with an 80% weighting in the Merrill Lynch Corporate/Government Master Index and a 20% weighting in the fully hedged Salomon Brothers Non-US$ World Government Bond Index. None of the indices listed above measure the performance of the bond markets in developing countries, in which the Fund may invest.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Bond Fund:

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases..............................   None
Maximum Sales Load Imposed on Reinvested Dividends
  (and other Distributions)..........................................   None
Maximum Deferred Sales Load..........................................   None
Redemption Fees......................................................   None
Exchange Fees........................................................   None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM THE FUND'S ASSETS)

Management Fees......................................................   0.60%(1)
12b-1 Fees...........................................................   None
Other Expenses.......................................................   0.39%
Total Fund Operating Expenses........................................   0.99%

----------
(1) Management Fees have been restated to reflect the reduction in the advisory fee payable to the Adviser from 0.75% to 0.60% of assets effective December 19, 2000.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Bond Fund, as described in the preceding tables, with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

          1 year         3 years         5 years          10 years
          ------         -------         -------          --------
           $101            $315            $547            $1,213

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENTS: In addition to the types of investments discussed under Principal Strategies, the Value Fund and the Growth Fund may invest in investment companies, American Depository Receipts (ADRs), Rule 144A securities, initial public offerings (IPOs), warrants, privately held companies, corporate debt and convertible securities. The Equity Fund may invest in convertible securities, ADRs, Global Depository Receipts (GDRs), International Depository Receipts (IDRs), and investment companies. The Bond Fund may invest in preferred stock, convertible bonds, taxable municipal debt, Rule 144A securities, indexed securities and investment companies.

WILSHIRE SMALL CAP VALUE INDEX (VALUE FUND ONLY). The Value Fund will maintain a risk and return profile similar to that of the Wilshire Small Cap Value Index. The Wilshire Small Cap Value Index is a capitalization-weighted index of U.S. based and traded companies that includes a selection of securities from the Wilshire Small Cap 1750 Index that meet Wilshire's definition of value. The Wilshire Small Cap 1750 index is composed of the 751st to 2,500th largest stocks in the Wilshire 5000 Index as of June 30th of each year. Price-to-book and price-to-earnings ratios are the criteria used to determine whether a stock belongs in the Small Cap Growth or Small Cap Value Index. Wilshire divides the Small Cap 1750 index between growth and value by market cap weight, not by number of stocks. Currently, the largest weighting is in the financial sector. However, these weights are subject to change due to market fluctuations.

NASDAQ 100 INDEX (GROWTH FUND ONLY). The Growth Fund will maintain a risk and return profile similar to that of the Nasdaq 100 Index. The Nasdaq 100 Index is a modified capitalization-weighted index comprised of 100 of the largest non-financial domestic and foreign companies listed on the National Market tier of the Nasdaq Stock Market, Inc. (Nasdaq). These companies have a market capitalization that ranges from $1.2 billion to $300 billion. Criteria for companies in the Nasdaq 100 Index include an average daily trading volume of at least 100,000 shares and a "seasoning" requirement (generally, having been listed on a market for at least two years). The Nasdaq 100 Index was created in 1985.

SECTOR CONCENTRATION (VALUE FUND AND GROWTH FUND ONLY). The Value and Growth Funds expect to concentrate their investments in particular industry sectors to the extent necessary to meet their objectives. The risk of concentrating the Funds' investments in issuers that conduct business in the same sector is that the Funds will be more susceptible to the risks that are associated with that sector than a fund that does not concentrate its investments. For example, as of November 23, 2001, approximately 70% of the value of the stocks underlying the Nasdaq 100 Index was concentrated in companies in the technology sector, which has shown relatively high volatility in price performance.

IPOS (VALUE FUND AND GROWTH FUND ONLY). The Value and Growth Funds may invest in initial public offerings (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions.

In addition, investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. Access to IPO investments is extremely competitive, and the Funds may be unable to purchase IPOs at the offering price. The price of IPO shares in the secondary market may greatly exceed the offering price, making it more difficult for the Funds to realize a profit.

DEBT AND OTHER FIXED-INCOME SECURITIES (BOND FUND ONLY): The Bond Fund may invest in investment grade U.S. and international debt securities and obligations rated at least Baa3 and BBB- by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Up to 20% of the Fund's assets may also be invested in debt of lesser quality, emerging market debt, preferred stock, and convertible bonds. Since Moody's and S&P do not provide credit ratings for many international bonds, the Bond Fund may invest in unrated bonds of comparable quality to the rated bonds described above. Ratings attempt to evaluate the safety of the principal and interest payments on a bond, but not the risk of a decline in its market value. Ratings are also subject to change and may fail to reflect recent events in a timely manner. For a description of specific bond, preferred stock and municipal debt ratings, see Appendix A of the Statement of Additional Information.

Bonds rated lower than Baa3 and BBB-, commonly referred to as "junk bonds," are riskier than higher grade bonds. Junk bonds are generally unsecured and are often subordinated to other obligations of the issuer, and the issuers of such bonds usually have high levels of indebtedness. Junk bonds may also be redeemable by the issuer, causing the holder to replace the bond with a lower yielding security in a declining interest rate environment. Investment in these securities may make achievement of the Bond Fund's investment objective more dependent on the Adviser's credit analysis than is the case for higher-rated securities. The growth in the market for junk bond securities has paralleled a long economic expansion. An economic downturn or rise in interest rates is likely to have a greater negative effect on this market and on the ability of issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. It may also result in a higher incidence of default than with higher-rated securities. The market for junk bond securities is typically thinner and less active than for higher-rated securities, resulting in price volatility and limited liquidity. Adverse publicity and investor perceptions may further decrease the value and liquidity of junk bond securities. In addition, because of their price volatility and limited liquidity, junk bond securities may be more difficult to value accurately.

DEBT SECURITIES (VALUE FUND AND GROWTH FUND ONLY). The Value and Growth Funds may invest up to 5% of their assets in U.S. dollar-denominated debt securities of U.S. as well as foreign corporations that may or may not be investment grade. The Funds may also invest in unrated bonds. For example, the Growth Fund may purchase an unrated debt instrument of a privately held company. For a description of the risks involved in investing in lower rated and unrated bonds, please see the Statement of Additional Information.

CASH EQUIVALENTS: Typically, the Funds will maintain a low weighting in cash equivalents to fund redemptions, cover expenses and meet other liquidity needs. The Funds may also overweight cash equivalents pending investment and for defensive purposes. The Funds will invest in higher quality cash equivalents, with a credit quality comparable to that indicated by a commercial paper rating of at least Prime-3 by Moody's or at least A-3 by S&P. If the Funds acquire securities that are not rated by Moody's or S&P, the Adviser will determine if the securities are of comparable quality. For a description of specific commercial paper ratings, see Appendix A of the Statement of Additional Information.

DEFENSIVE STRATEGY (BOND FUND ONLY):When the Adviser is concerned about the outlook for the global bond markets, the Bond Fund may invest up to 100% of its assets in U.S. and international cash equivalents. The Bond Fund's investment objective may not be achieved when the Fund is invested in this manner.

HEDGING TRANSACTIONS: The Equity Fund and the Bond Fund may engage in the following types of hedging transactions:

                                                       Equity Fund     Bond Fund
                                                       -----------     ---------
Forward foreign currency exchange contracts                 X              X

Put and call options, futures contracts, and
  options on futures contracts on foreign
  currencies and debt securities                                           X

Put and call options, futures contracts, and
  options on futures contracts on foreign
  currencies and stock indices                              X

Interest rate and foreign currency swaps and
  related caps, floors and collars                                         X

The Equity and Bond Funds may use hedging transactions:

* to help protect the Equity Fund from adverse changes in currency exchange rates and market conditions, and the Bond Fund from adverse changes in currency exchange and interest rates, and

*    as a substitute for an underlying securities or currency position.

The Equity Fund and the Bond Fund may also conduct foreign currency exchange transactions at the rate prevailing on the foreign currency exchange markets (i.e., on a spot basis).

In a typical hedging transaction, the Equity Fund or the Bond Fund might hedge the foreign currency risk associated with a particular investment with a forward contract. The Equity Fund might use stock index options, stock index futures contracts or options on a stock index futures contract to hedge the risk of a stock market correction or to serve as a substitute for an equity position. The Bond Fund might use options, futures contracts or options on futures contracts on debt securities to hedge the risk of interest rate increases or to serve as a substitute for a debt position.

The Equity Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong dollar despite its current 0% hedged benchmark. The Bond Fund intends to hedge up to 100% of its foreign currency exposure to help manage the risk of currency fluctuations and currently follows a 100% hedged benchmark.

The Value Fund and the Growth Fund can buy and sell put and call options, future contracts, options on future contracts and swaps on individual stocks and stock indices. The Value Fund and the Growth Fund may use the hedging transactions to help protect the Funds from adverse changes in stock prices or market conditions, or as a substitute for an underlying security or group of securities. For example, the Adviser may buy Russell 200 Index put options for the Value Fund or Nasdaq 100 put options for the Growth Fund if it believes the domestic stock market is at risk of declining. The Adviser could also buy or sell options on indices to reduce the risk of adverse price movements while investing cash received when investors buy shares. The use of these types of instruments may serve to facilitate trading and reduce transaction costs for the Value Fund and the Growth Fund.

The Funds are not required to use hedging transactions to seek their investment objectives. All of the Funds have placed certain limits on their hedging transactions, which must not be used for speculative purposes.

All of the Funds' hedging transactions involve special risks. If the Adviser uses a hedging instrument at the wrong time or incorrectly judges market conditions, the hedging strategy may prevent the Funds from realizing some potential gains. The Funds could also experience losses if, among other things:

* the prices of their forwards, futures and options positions are not correlated with their other investments,
* the Adviser is unable to close out a position because of an illiquid market, or
* the counterparty (the party on the other side of the transaction) fails to complete a transaction.

FOREIGN SECURITIES: The Funds' investments in foreign issuers are subject to special risks. These include:

*    Lack of accurate public information
*    Different accounting standards
* Less governmental regulation and supervision of issuers, markets and brokers
*    Higher transaction costs, less liquidity, and higher price volatility
* The possibility of expropriation, confiscatory taxation, exchange restrictions, limitations on the removal of assets, and political or economic instability.

The risks described above are more severe for securities of issuers located in countries having developing or emerging markets. These countries tend to have less mature economies and less stable political systems. They may have restrictions on foreign ownership or the repatriation of assets. In addition, the securities markets of emerging market countries tend to have more volatility, less liquidity, higher transaction costs, less sophisticated settlement practices and less regulatory protection for investors than their developed country counterparts.

DIVIDENDS: Dividends and interest payable on the Funds' foreign investments may be subject to foreign withholding taxes that reduce the net amount of income available for distribution to the Funds' shareholders. The U.S. has signed tax treaties with certain countries that lower the tax on U.S. taxpayers.

CURRENCY EXCHANGE RATES (EQUITY FUND AND BOND FUND ONLY): Changes in currency exchange rates may increase or decrease the value of the Equity Fund's and the Bond Fund's assets. An increase in the U.S. dollar relative to a foreign currency could result in a substantial decline in the U.S. dollar value of the Funds' investments denominated in that currency. The Adviser can use certain hedging techniques to help minimize this risk. However, there is no guarantee that the Adviser will use these techniques or that they will fully protect the Funds against adverse changes in exchange rates. Moreover, to the extent hedging transactions are used to reduce currency risks, the Funds will not benefit from increases in the value of the currencies of the countries in which the Funds invest.

The Equity and Bond Funds may incur costs in connection with conversions between various currencies, since foreign exchange dealers will typically offer to buy and sell a foreign currency at different rates. Fluctuations in exchange rates may also affect the Funds' income distributions.

For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Funds might not be able to or might determine not to make any further ordinary income distributions. The Funds might also recharacterize ordinary income distributions made before the losses were realized as a return of capital to shareholders. This would reduce each shareholder's cost basis in his Funds' shares for U.S. tax purposes.

NON-DIVERSIFICATION: The Funds are non-diversified funds under the Investment Company Act of 1940. This means the Funds can invest more than 25% of their assets in issuers in which the Funds hold individual positions that are greater than 5% of the Funds' assets. Concentrated positions in the securities of a single issuer expose the Funds to a greater risk of loss from declines in the prices of these securities.

VOLATILITY OF ASSET SIZE: The Adviser's clients currently hold substantially all of the Funds' shares. As a result, the Funds' assets may increase or decrease by a significant amount whenever the Adviser decides to buy or sell Fund shares on behalf of its clients. However, the fact that substantially all of the Funds' shareholders are clients of the Funds' Adviser may make it easier for the Adviser to manage the Funds' cash flow. Any significant decline in the Funds' assets will likely increase the Funds' expenses as a percentage of their net assets. Moreover, to meet the redemption requests of the Adviser's clients, the Funds may need to liquidate portfolio positions and realize gains and losses at inopportune times for non-redeeming shareholders. Higher portfolio turnover also results in greater brokerage and other transaction costs. The Funds will not notify shareholders of any changes in the Funds' net assets, regardless of what caused the changes.

SHORT-TERM TRADING: The Funds may engage in short-term trading if the Adviser believes the sale of securities held for a short period is advisable. Higher portfolio turnover results in increased brokerage costs and may generate short-term capital gains that could be subject to ordinary income tax.

INVESTMENT OBJECTIVES AND POLICIES: The Board of Directors may change the Funds' investment objectives and non-fundamental policies without shareholder approval. Please see the Statement of Additional Information for a list of fundamental policy restrictions that may be changed only with the approval of a majority of shareholders.

A FINAL NOTE ON RISK: Since the Funds' assets will fluctuate in value, you can lose money by investing in the Funds. When you redeem shares of the Funds, they may be worth more or less than your original investment. Moreover, there is no guarantee that the Funds will achieve their investment objectives. The Value Fund and the Growth Fund began operations on May 30, 2001 and have only a limited operating history. You should consult with your financial and other advisers regarding the suitability of these investments for your own particular circumstances.

FUND MANAGEMENT

THE ADVISER. Bailard, Biehl & Kaiser, Inc., located at 950 Tower Lane, Suite 1900, Foster City, California 94404 is the investment adviser for the Funds. The Adviser actively manages the Funds' investments and handles the day-to-day operations of the Funds, subject to policies established by the Board of Directors.

The Adviser has been managing money for institutions and wealthy families since 1971. The Adviser had over $1.2 billion in assets under management as of November 19, 2001 and offers separate account and commingled fund strategies to qualified investors. In addition to the Funds, Bailard, Biehl & Kaiser offers cash management, domestic bond and domestic stock strategies on a separate account basis. The Adviser also manages the Bailard, Biehl & Kaiser Diversa Fund (a mutual fund), the Bailard, Biehl & Kaiser Real Estate Investment Trust, Inc. (a private real estate fund), and several private exchange funds.

PORTFOLIO MANAGERS. Rosemary Macedo has been primarily responsible for the day-to-day management of the Equity Fund since November 1995. Ms. Macedo joined the Adviser in 1992 with responsibility for quantitative research. She became a Senior Vice President of the Adviser in 1995.

Arthur A. Micheletti has been the senior investment strategist and lead portfolio manager for the Bond Fund since June 1992. Mr. Micheletti has been with the Adviser and has managed international and domestic debt portfolios since 1981. Mr. Micheletti has been a Senior Vice President and the Chief Economist of the Adviser since 1992. Eric Leve has been with the Adviser since June 1987 and joined the bond portfolio management team in October 1997. In April 2000, Mr. Leve was appointed a Senior Vice President of the Adviser with portfolio management responsibilities for both domestic bond and international bond management.

Brett W. Berry, CFA, a Senior Vice President of the Adviser and part of the Adviser's domestic equity management team since 1988, is primarily responsible for the day-to-day management of the Growth Fund. Thomas J. Mudge III, CFA, a Senior Vice President of the Adviser and part of the Adviser's domestic equity management team since 1987, is primarily responsible for the day-to-day management of the Value Fund. Sonya Thadhani, CFA, a Senior Vice President of the Adviser, joined the Adviser's domestic equity management team in 1994 and is also part of the portfolio management team of the Growth and Value Funds.

ADVISORY FEES. For the fiscal year ended September 30, 2001, the Equity Fund paid the Adviser an advisory fee of 0.95% of its net assets, the Growth Fund paid the Advisor an advisory Fee of 0.75% of its net assets and the Value Fund paid the Adviser an advisory fee of 0.75% of its net assets. From October 1, 2000 to December 18, 2000, the Bond Fund paid the Adviser an advisory fee of 0.75% of its net assets. As of December 19, 2000, the advisory fee for the Bond Fund was reduced to 0.60%. The advisory fee rates are set forth in the Investment Management Agreement between the Funds and the Adviser.

PRICING OF FUND SHARES

The Funds' net asset value per share, also referred to as the NAV per share, is the price of a single share of the Fund. Purchases, redemptions and exchanges of shares are made at the next NAV calculated after the Funds' transfer agent, or an authorized broker or its designee, has received your stockholder purchase or redemption request in good order.

The Funds value securities for which market quotations are readily available at their current market value. The NAV per share is determined by dividing the total market value of the Funds' assets, less its liabilities, by the number of shares outstanding. The NAV is calculated as of the regular closing of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV is not calculated on days when the NYSE is closed.

If reliable market prices are unavailable, securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Funds' Board of Directors.

The Funds may hold securities that trade on foreign markets that may be open when the NYSE is closed. As a result, the Funds' net asset values may fluctuate significantly at times when you will not be able to purchase or redeem shares.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds on any day that the NYSE is open. There is no fee charged when you purchase shares directly from the Funds. However, if you use a broker/dealer to purchase your shares, the broker/dealer may impose a fee. Certain Fund services may not be available to shares held in the name of a broker/dealer or other nominee.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities to any person in any jurisdiction where it is unlawful to make such an offer.

NEW ACCOUNTS: The minimum initial investment in the Funds is $5,000. The minimum initial investment for employees and officers of the Adviser and their relatives, and Directors of the Funds, is $2,000. The Funds reserve the right to waive, reduce or increase the minimum investment for initial and subsequent investments.

You may open your account by sending your initial purchase by mail or by wire as referenced below.

BY MAIL: Please complete the Stockholder Application found in the back of this Prospectus and send it by regular mail to the Funds' transfer agent at:

               J. P. Morgan Investor Services Co.
               P.O. Box 2798
               Boston, MA  02208

          OR

          by express, registered or certified mail to:

               J.P. Morgan Investor Services Co.
               73 Tremont Street
               Boston, MA  02108

          Please also include a check for your initial purchase made payable to the Fund in which you will be investing:

               BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND,
               BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND,
               BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND, OR BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND

BY WIRE: Please contact the Funds' transfer agent directly at 800-541-4366 for instructions on how to wire your initial purchase. Please note that, before wiring your investment, a completed Stockholder Application must be received by the Funds' transfer agent at one of the addresses above.

          The wiring instructions for purchases in the Funds is:

               The Chase Manhattan Bank, N.A.
               One Chase Manhattan Plaza
               New York, NY  10081-1000
               ABA #021000021
               DDA #910-2-733160
               Attn: [NAME OF THE BAILARD, BIEHL & KAISER FUND IN WHICH YOU WILL
                     BE INVESTING]
               Stockholder's Name: ________________
               Account Number: ____________________

RETIREMENT ACCOUNTS. If you wish to establish a retirement account, please contact BB&K Fund Services at 800-882-8383 to discuss your options and to request the appropriate paperwork. Please note that the minimum initial investment amount for retirement accounts is also $5,000.

If a purchase is cancelled because your check or wire transfer does not clear, you will be responsible for any loss the Funds or the Adviser incurs. In addition, you may be prohibited or restricted from making future purchases in the Funds.

Because of the additional cost to the Funds caused by investors who are trying to time the market with short-term purchases and redemptions, the Funds discourage "market timers" from investing in the Funds. The Funds reserve the right to refuse any purchases.

ADDITIONAL PURCHASES:

The minimum amount for subsequent purchases is $100. You may make additional purchases by mail or by wire by using the addresses and wiring instructions listed in the previous section entitled NEW ACCOUNTS. Please be sure to include your account number on your check or wire whenever making additional purchases.

HOW TO SELL SHARES

You may sell all or a portion of your shares, at no charge, on any day the NYSE is open. If you use a broker/dealer to sell your shares, the broker/dealer may impose a fee for this service. The Funds' transfer agent will normally send the sale proceeds to you within seven days.

Below are your options for redeeming shares. Please note that the Funds' transfer agent must receive any redemption request before 4:00 p.m. Eastern Time in order for the request to be processed that day. Any request received after that time will be processed on the next business day.

BY MAIL: You may redeem shares from your account by mailing your written request directly to the Funds' transfer agent at one of the addresses listed under HOW TO PURCHASE SHARES. Please reference your account number and be sure to have all required signers on the account sign the request. Please note that any written redemption request for an amount exceeding $50,000 requires a signature guarantee. A signature guarantee is also required if you request that the proceeds of your redemption be sent anywhere other than your address or bank of record. For more information on how to obtain a signature guarantee, please refer to the Funds' Statement of Additional Information or contact the Funds' transfer agent at 800-541-4366.

BY TELEPHONE:       If you have elected Telephone Redemption Privileges for your account either by checking the appropriate box on your Stockholder Application or by subsequently adding the service to your account, you may call the Funds' transfer agent directly at 800-541-4366 to request a redemption and have the proceeds sent to your address or bank of record.
                    Redemption requests by telephone must be for at least $1,000 and not exceed $150,000.

                    Neither the Funds nor their transfer agent will be liable for following telephone instructions that the Funds' transfer agent reasonably believes to be genuine.

                    If you wish to add Telephone Redemption Privileges to your existing account, please contact the Funds' transfer agent for the appropriate form. Please note that shares held in individual retirement plans or issued in certificate form are not eligible for telephone exchange or redemption privileges.

SYSTEMATIC
WITHDRAWAL PLAN:    The Systematic Withdrawal Plan lets you withdraw a minimum of $100 on a periodic basis. To request this feature, please check the appropriate box on your Stockholder Application or contact the Funds' transfer agent at the telephone number listed above for the appropriate form. Please note that there is a $2 fee for each withdrawal under this plan. You must have a minimum account size of $10,000 to participate.

Your options for receiving your redemption proceeds are:

BY CHECK:           A check will be sent to your address of record unless you
                    indicate otherwise on your request.

BY WIRE: You may request to have your redemption proceeds wired directly to your bank account.

If you are requesting a redemption shortly after a purchase by check was made in your account, the transfer agent may wait until the check clears before processing your request.

If the market value of your account should fall under $1,000, the Funds reserve the right to liquidate your account after providing you with a 30-day written notice.

If the amount you are redeeming exceeds 1% of the Funds' net assets or $250,000 during any 90-day period, the Funds reserve the right to honor your redemption request by distributing to you readily marketable securities to you instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

EXCHANGING SHARES WITH ANOTHER BAILARD, BIEHL & KAISER FUND

You can exchange your Fund shares for shares in any mutual fund offered by Bailard, Biehl & Kaiser at no charge. You may make your exchange request in writing directly to the Funds' transfer agent at either of the addresses listed under HOW TO PURCHASE SHARES. You may also make your request over the telephone by following the procedures described above regarding telephone redemptions. Exchanges may only be made between accounts with identical account registrations.

Exchanges can only be made in states where shares of the funds being purchased are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the funds being purchased. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Before making your exchange, please read carefully the prospectus carefully for the Fund in which you will invest. You may request the prospectus by contacting BB&K Fund Services at 800-882-8383.

STATEMENTS

You will receive a confirmation statement after your initial purchase and after each subsequent purchase or sale in your account. You will also receive a statement after each dividend and capital gain distribution.

DISTRIBUTIONS

The Funds intend to distribute any net investment income and net realized capital gains to its stockholders. Any net investment income earned by the Funds is distributed as dividends on a quarterly basis for the Bond Fund and on an annual basis (generally in December) for the Equity Fund, the Growth Fund and the Value Fund. Short-term and long-term capital gains realized from the sale of securities from the Funds' portfolios are distributed annually, generally in December. Gains from investments held by the Funds for one year or less are short-term gains, and if held for over one year are long-term gains.

The amount of net investment income distributed and the characterization of the Funds' distributions for tax purposes may be affected, among other factors, by foreign currency exchange losses.

You have the choice of receiving your distributions from the Funds in cash or having your distributions reinvested in additional shares in your account. If you decide to have your distributions paid to you in cash, you may choose to have the proceeds sent to you by check or wired directly to your bank account. Unless you note otherwise on your Stockholder Application, your distributions will automatically be reinvested in additional shares of the Funds.

You may change your distribution option at any time by sending your written request directly to the Funds' transfer agent. Please allow sufficient time for your request to be processed. The transfer agent must receive your request at least five days before the next distribution record date for it to be effective.

TAXES

For income tax purposes, net investment income dividends are generally taxed at the ordinary income rate. In addition, any net realized short-term capital gains are also taxable at the ordinary income rate. Net realized long-term capital gains distributed to you by the Funds are taxed at the long-term capital gain rate regardless of how long you held your shares. All dividends and distributions are taxable to stockholders whether the proceeds are received in cash or reinvested in additional shares. The Funds will inform you of the source and nature of the distributions at the time they are paid.

If you purchase shares shortly before the Funds make a distribution, the distribution may return some of your initial capital to you in a taxable event. As a result, the Funds do not recommend you make purchases shortly before a distribution.

When you sell your shares or exchange your Fund shares for shares in another fund, you may trigger a taxable event depending on the amount of your sale proceeds relative to your initial investment, and how long you held your shares.

Any loss recognized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains during the period the shares were held. Dividends and distributions payable to stockholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by stockholders on December 31 if the dividends are paid by the Funds at any time during the following January.

Investors are urged to consult their own tax advisers to determine the effect of an investment in the Funds upon their individual tax situations.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

On December 19, 2000, the Bond Fund changed its investment strategy from investing substantially all its assets in international bonds to investing primarily in U.S. dollar-denominated debt securities, with a secondary emphasis on non-U.S. dollar-denominated debts securities. At the same time, the Bond Fund permitted investment in certain types of securities with more speculative characteristics (such as lower rated debt, convertible bonds, preferred stock and Rule 144A securities) and reduced its advisory fee from 0.75% to 0.60% of assets. As a result, the performance information provided for periods prior to December 19, 2000 reflects the performance of an investment portfolio that is materially different from the current investment portfolio of the Bond Fund.

BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND

For a share outstanding throughout the period:

                                                                Period Ended
                                                             September 30, 2001*
                                                             -------------------
Net asset value, beginning of period                               $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                --#
  Net realized/unrealized loss on investments                       (1.16)
                                                                   ------

Total from investment operations                                    (1.16)
                                                                   ------

Net asset value, end of period                                     $ 8.84
                                                                   ======

TOTAL RETURN                                                       (11.60%)**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)                             $ 61.5
  Ratio of expenses to average net assets                            1.33%**
  Ratio of net investment income to average net assets               0.11%**
  Portfolio turnover rate                                              31%**

----------
*    From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized except for total return and portfolio turnover rate.
#    Amount represents less than $0.01 per share.

BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND

For a share outstanding throughout the period:

                                                                Period Ended
                                                             September 30, 2001*
                                                             -------------------
Net asset value, beginning of period                               $10.00
                                                                   ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                               (0.04)
  Net realized/unrealized loss on investments                       (3.46)
                                                                   ------

Total from investment operations                                    (3.50)
                                                                   ------

Net asset value, end of period                                     $ 6.50
                                                                   ======

TOTAL RETURN                                                       (35.00%)**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)                             $ 44.9
  Ratio of expenses to average net assets                            1.40%**
  Ratio of net investment loss to average net assets                (1.24%)**
  Portfolio turnover rate                                               5%**

----------
*    From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized except for total return and portfolio turnover rate.

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND

For a share outstanding throughout the year:

                                                         For the Years Ended September 30,
                                              -------------------------------------------------------
                                               2001        2000        1999        1998        1997
                                              -------     -------     -------     -------     -------
Net asset value, beginning of year            $  6.69     $  6.89     $  5.92     $  6.91     $  6.05
                                              -------     -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                         0.02          --#       0.02        0.09        0.04
  Net realized/unrealized gain (loss) on
    investments and foreign currency            (1.83)       0.47        1.47       (0.81)       1.23
                                              -------     -------     -------     -------     -------

Total from investment operations                (1.81)       0.47        1.49       (0.72)       1.27
                                              -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                    (0.01)      (0.02)      (0.06)      (0.13)      (0.05)
  From net realized gain                        (0.60)      (0.65)      (0.46)      (0.14)      (0.36)
                                              -------     -------     -------     -------     -------

Total distributions                             (0.61)      (0.67)      (0.52)      (0.27)      (0.41)
                                              -------     -------     -------     -------     -------

Net asset value, end of year                  $  4.27     $  6.69     $  6.89     $  5.92     $  6.91
                                              =======     =======     =======     =======     =======

TOTAL RETURN                                   (29.34%)      6.10%      26.13%     (10.61%)     22.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)          $ 101.4     $ 152.9     $ 139.5     $ 108.3     $ 139.2
  Ratio of expenses to average net assets:
    Before expenses waived/reimbursed            1.44%       1.37%       1.49%       1.44%       1.44%
    After expenses waived/reimbursed             1.44%       1.37%       1.49%       1.41%       1.44%
  Ratio of net investment income (loss) to
    average net assets                           0.44%      (0.01%)      0.37%       0.49%       0.79%
  Portfolio turnover rate                          90%        101%         85%         78%         67%

----------
* Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for tax purposes in excess of net investment income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.
#    Amount represents less than $0.01 per share.

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND

For a share outstanding throughout the year:

                                                                    For the Years Ended September 30,
                                                         -------------------------------------------------------
                                                          2001        2000        1999        1998        1997
                                                         -------     -------     -------     -------     -------
Net asset value, beginning of year                       $  7.34     $  7.85     $  7.99     $  8.20     $  8.38
                                                         -------     -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                    0.50        0.29        0.34        0.25        0.42
  Net realized / unrealized gain (loss) on
    investments and foreign currency                        0.19       (0.55)      (0.39)       0.40        0.04
                                                         -------     -------     -------     -------     -------

Total from investment operations                            0.69       (0.26)      (0.05)       0.65        0.46
                                                         -------     -------     -------     -------     -------

LESS DISTRIBUTIONS:
  Net investment income                                    (0.89)      (0.25)      (0.09)      (0.86)      (0.17)
  For tax purposes in excess of net investment income         --          --          --          --       (0.47)
                                                         -------     -------     -------     -------     -------

Total distributions                                        (0.89)      (0.25)      (0.09)      (0.86)      (0.64)
                                                         -------     -------     -------     -------     -------

Net asset value, end of year                             $  7.14     $  7.34     $  7.85     $  7.99     $  8.20
                                                         =======     =======     =======     =======     =======

TOTAL RETURN                                               10.38%      (3.52)%     (0.65%)      8.75%       5.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)                     $ 103.5     $  67.1     $  79.2     $  55.0     $  51.9
  Ratio of expenses to average net assets:
    Before expenses waived/reimbursed                       0.99%       1.22%       1.26%       1.33%       1.35%
    After expenses waived/reimbursed                        0.99%       1.22%       1.26%       1.26%       1.35%
  Ratio of net investment income to average net assets      4.42%       3.79%       4.03%       4.63%       4.72%
  Portfolio turnover rate                                    130%         34%         31%         40%         33%

----------
* Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for tax purposes in excess of net investment income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
STOCKHOLDER APPLICATION FORM

IMPORTANT - Please mail completed forms to:    J.P. Morgan Investor Services Co.
                                               P.O. Box 2798
                                               Boston, MA  02208

NOTE: Please do not use this application to establish a Bailard, Biehl & Kaiser IRA. You may obtain a Bailard, Biehl & Kaiser IRA application by calling the Bailard, Biehl & Kaiser Opportunity Fund Group at (800) 882-8383.

I.   FUND SELECTION AND INVESTMENT INFORMATION -                   Investment
     Minimum initial investment of $5,000.                      ----------------

     [ ] Bailard, Biehl & Kaiser Cognitive Fund                 $_______________
     [ ] Bailard, Biehl & Kaiser Enhanced Growth Fund           $_______________
     [ ] Bailard, Biehl & Kaiser International Equity Fund      $_______________
     [ ] Bailard, Biehl & Kaiser Bond Opportunity Fund          $_______________

     [ ] Check or draft made payable to each Fund
     [ ] Wire through Federal Reserve System

II.  ACCOUNT REGISTRATION - Register shares as one of the following:
     (Please print)

*    NAME OF INDIVIDUAL                             NAME(S) OF CO-STOCKHOLDER(S)

     ___________________________________________    ____________________________

     [ ] Community Property                         ____________________________
     [ ] Tenants in Common
     [ ] Joint Tenants with Rights of Survivorship
     [ ] Other (specify) _______________________________________________________

*    NAME OF ORGANIZATION OR TRUST _____________________________________________
     Name(s) of Trustee(s) __________________________ Date of Trust ____________
     Name of Trust _____________________________________________________________

*    GIFT OR TRANSFER TO MINOR
     ________________________ as Custodian for _______________________ under the
        (Custodian's Name)                          (Minor's Name)
     ____________________________   Uniform Gift or Transfer to Minor's Act (as
     (Minor's State of Residence)   applicable in the minor's state of
                                    residence).

III. TAXPAYER IDENTIFICATION NUMBER (Important Tax Information)

You (as payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 30% rate on interest, dividends and other payments. Backup withholding is not an additional tax. The tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

     PART 1. Enter your taxpayer identification number. For most individual taxpayers, this is your Social Security number. For accounts established under the Uniform Gift or Transfer to Minor's Act, this would be the minor's social security number.

     Social Security #____-____-____  OR  Tax ID # ___-______________

     PART 2. BACKUP WITHHOLDING

[ ] CHECK HERE IF YOU ARE SUBJECT TO BACKUP WITHHOLDING, EITHER BECAUSE (I) YOU ARE NOT EXEMPT FROM BACKUP WITHHOLDING, OR (II) YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR
     (III) BECAUSE THE IRS HAS NOT NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

IV.  OTHER ACCOUNT INFORMATION

     Address: __________________________________________________________________
              Street or P.O. Box Number             City       State    Zip Code
     Home Phone ______________ Business Phone ____________ Date of Birth _____ Marital Status __________ Occupation _________ State of Residence _______ Citizen of: [ ] United States [ ] Other (specify) ___________
     Do you have other Bailard, Biehl & Kaiser accounts? [ ] Yes [ ] No.

V. DISTRIBUTION OPTION - If none is selected, distributions will be reinvested in additional shares. (IF YOU CHOOSE TO HAVE YOUR DIVIDENDS OR CAPITAL GAINS SENT BY WIRE, PLEASE ALSO COMPLETE SECTION VII.)

     [ ] Dividends reinvested at net asset value      [ ] Dividends paid in cash      [ ] Dividends wired
     [ ] Capital gains reinvested at net asset value  [ ] Capital gains paid in cash  [ ] Capital gains wired

VI.  TELEPHONE EXCHANGE AND REDEMPTION OPTION [ ] Yes [ ] No

     I/We authorize the Bailard, Biehl & Kaiser Opportunity Fund Group and its agent, J.P. Morgan Investor Services Co., to honor exchange and redemption requests of between $1,000 and $150,000, by telephone. I/We agree that the Bailard, Biehl & Kaiser Opportunity Fund Group and J.P. Morgan Investor Services Co. will not be liable for losses sustained as a result of acting on telephone instructions that J.P. Morgan Investor Services Co. reasonably believes to be genuine and that such authorization will apply until I/we revoke it. I/We select one of the following telephone redemption options:

     [ ] Please MAIL telephone redemption proceeds to the name and address in which my/our fund account is registered;

     [ ] Please MAIL or WIRE telephone redemption proceeds to the commercial bank indicated below. (Please obtain wiring instructions from your bank before completing the section below.)

VII. WIRING INSTRUCTIONS - Please add the following wiring instructions to my account for redemption proceeds:

     Bank Name ________________________________  Bank ABA Number _______________
     Bank Address ______________________________________________________________
                       Street Address             City       State     Zip Code
     Nominee Account Name & Number (if applicable)______________________________ Client Account Name & Number ______________________________________________
     PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP FROM THE ACCOUNT TO WHICH THE PROCEEDS ARE TO BE MAILED OR WIRED.

VIII. SYSTEMATIC WITHDRAWAL PLAN OPTION

     If you select this option, please review the terms and conditions of this plan in the Prospectus. This Application must be received in good order at least 10 days prior to the first designated payment from the Systematic Withdrawal Plan (SWP) account, and 10 days prior notice is required before any changes to the instructions in this Application can be implemented.

     [ ] I/We hereby authorize the Bailard, Biehl & Kaiser Opportunity Fund Group and its agent, J.P. Morgan Investor Services Co., to liquidate shares in and withdraw cash from my/our ____________(Give name of Fund) account beginning ___________, 20 ____, in the amount of $________ [ ] SEMIMONTHLY, on or about the [ ] THIRD or the [ ] EIGHTEENTH, or [ ] MONTHLY, on or about the [ ] THIRD or the [ ] EIGHTEENTH, or [ ] QUARTERLY, on or about the [ ] THIRD or the [ ] EIGHTEENTH, to provide SWP payments, and to mail a check for such amount from Boston as soon as practicable after the third and/or eighteenth day of the payment period, as applicable, to me or to the following payee (complete only if different from information previously stated):

     Name(s) of Payee __________________________________________________________
     Address ___________________________________________________________________
             Street or P.O. Box Number       City           State       Zip Code

IX.  DUPLICATE STATEMENT AUTHORIZATION

     I/We hereby authorize the Bailard, Biehl & Kaiser Opportunity Fund Group and its agent, J.P. Morgan Investor Services Co., to release information regarding my account to the person listed below:

     Name & Title (if applicable) _____________________  Telephone # ___________

     Firm Name (if applicable) _________________________________________________
     Address ___________________________________________________________________
             Street or P.O. Box Number          City         State      Zip Code

X.   INVESTMENT REPRESENTATIONS AND SIGNATURE(S)

     The undersigned represent that the shares subscribed to hereby, and any other shares of the Funds purchased by the undersigned in the future, will be purchased for the undersigned's own account (or for a trust account described in "Account Registration" above) and not with a view to or for sale in connection with any distribution of the shares. This representation shall in no way restrict the undersigned's ability to redeem some or all of the undersigned's shares at any time.

     The undersigned certify that I/we have received and read the current Prospectus and agree to be bound by its terms. Under penalties of perjury, I/we certify that the taxpayer identification number and the statement as to backup withholding provided in "Taxpayer Identification Number" above are true, correct and complete. The establishment of this account is subject to acceptance by the Funds.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


     ------------------------    --------    -----------------------    --------
     Signature                   Date        Signature                  Date

The following information is available by request at no charge:

STOCKHOLDER REPORTS

Additional information about the Funds' investments and performance is available in the Funds' Semi-Annual and Annual Reports to stockholders. The Annual Report discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides further detail about the Funds' investment policies, risks and operations. It is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

To request this information or make any additional inquiries please contact us at:

BB&K Fund Services, Inc.
950 Tower Lane, Suite 1900
Foster City, CA 94404-2131
Toll free (800) 882-8383
info@bailard.com

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are also available at the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by sending an email to publicinfo@sec.gov or by writing to: Public Reference Room, Securities and Exchange Commission, Washington, DC 20549-0102.

SEC File Number: 811-06146

Bailard, Biehl & Kaiser Cognitive Value Fund     Bailard, Biehl & Kaiser International Equity Fund
Ticker: BBCVX                                    Ticker: BBIEX

Bailard, Biehl & Kaiser Enhanced Growth Fund     Bailard, Biehl & Kaiser Bond Opportunity Fund
Ticker: BBEGX                                    Ticker: BBIFX

    As filed with the Securities and Exchange Commission on November 29, 2001
                                                        Registration No. 2-63270
                                                              File No. 811-06146
================================================================================










                                     Part B

                              COMBINED STATEMENT OF
                             ADDITIONAL INFORMATION


              BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.

                  Bailard, Biehl & Kaiser Cognitive Value Fund
                  Bailard, Biehl & Kaiser Enhanced Growth Fund
                Bailard, Biehl & Kaiser International Equity Fund
                  Bailard, Biehl & Kaiser Bond Opportunity Fund










================================================================================

                  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
                  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
                  BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY , 2002

This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus, which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January , 2002. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.

                                TABLE OF CONTENTS
                                                                            Page
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The Funds' Investment Policies and Restrictions.............................B-2
Net Asset Value.............................................................B-14
Purchase, Exchange and Redemption of Shares.................................B-15
Distributions and Taxes.....................................................B-16
Directors and Officers......................................................B-19
Investment Advisory and Other Services......................................B-22
Brokerage...................................................................B-24
Stockholder Information.....................................................B-25
Performance Data............................................................B-26
Financial Statements........................................................B-27

Appendix A (Bond, Commercial Paper, Preferred Stock and
  Municipal Debt Ratings)...................................................B-28

Appendix B (Hedging and Other Transactions).................................B-32

                This Statement of Additional Information Does Not
                     Constitute an Offer to Sell Securities.

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THE FUNDS

The Bailard, Biehl & Kaiser Cognitive Value Fund (the "Value Fund"), the Bailard Biehl & Kaiser Enhanced Growth Fund (the "Growth Fund"), the Bailard, Biehl & Kaiser International Equity Fund (the "Equity Fund"), and the Bailard, Biehl & Kaiser Bond Opportunity Fund (the "Bond Fund") (collectively, the "Funds") are non-diversified series of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc. (the "Company"), a Maryland corporation and an open-end management investment company.

The Company was organized as a Maryland corporation on June 12, 1990. Prior to May 2001, the name of the Company was the Bailard, Biehl & Kaiser International Fund Group, Inc. Prior to January 1996, the name of the Bond Fund was the Bailard, Biehl & Kaiser International Fixed-Income Fund and, from January 1996 to December 2000, it was the Bailard, Biehl & Kaiser International Bond Fund. The Equity Fund is the successor to the Bailard, Biehl & Kaiser International Fund, a Delaware corporation that was organized on March 12, 1979.

The Company's fiscal year ends on September 30 of each year.

INVESTMENT POLICIES AND RESTRICTIONS

PREFERRED STOCK: The Funds may invest in preferred stock, which is an equity security that entitles the holder to certain preferences (particularly in the receipt of dividends) over the common stock of the issuer. Preferred stock is not a debt instrument and is junior to debt in regard to recoverability in the case of default by the issuer. Preferred stock is generally callable, is less liquid than its common stock counterpart and ordinarily carries limited or no voting rights. The Value Fund, the Growth Fund and the Equity Fund may also invest in convertible preferred stock. For example, the Growth Fund may purchase convertible preferred stock of privately held companies which would convert to common stock upon an IPO or other event.

WARRANTS: The Value Fund, the Growth Fund and the Equity Fund may invest in warrants. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants do not entitle the holder to voting, liquidation or dividend rights with respect to the issuer of the underlying securities.

PRIVATELY HELD COMPANIES: The Growth Fund may invest a portion of its assets in the convertible preferred stock, convertible debt, common stock, preferred stock, and warrants of privately held companies. These companies may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately held companies are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately held companies do not file periodic reports with the Securities and Exchange Commission, there is less publicly available information about them than about other companies.

The Growth Fund will likely invest in privately held companies that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that the Fund obtains from these companies may be less favorable than if the Fund had invested earlier. Moreover, the Growth Fund's ability to realize value from an investment in a privately held company is dependent upon the successful completion of the company's IPO or the sale of the company to another company, which may not occur, if at all, for a period of several years after the Fund's investment.

Privately held companies are extremely illiquid and the Fund may not be able to sell its holding in a privately held company without severe market impact. The Fund will normally be unable to sell its privately held securities at all until the company's IPO or sale to another company. In the event of a negative event that results in the Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

ILLIQUID SECURITIES: Privately held companies and other illiquid securities are difficult to price on a daily basis. When a Fund holds illiquid securities they must be fair valued using procedures adopted by the Board of Directors, and the Fund may have difficulty selling these securities at the prices at which it has valued them for purposes of calculating its net asset value.

DEBT SECURITIES OF THE U.S. GOVERNMENT AND ITS AGENCIES. The Bond Fund may invest in U.S. Government securities which consist of: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury Obligations consist of U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself, such as the Federal Farm Credit Bank ("FFCB"). U.S. Government securities generally do not involve the credit risks associated with U.S. corporate debt securities and, as a result, the yields available from U.S. Government securities are generally lower than the yields available from U.S. corporate debt securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. See "Mortgage and Asset Backed Securities" for information concerning mortgage and asset backed securities.

DEBT SECURITIES OF FOREIGN GOVERNMENTS AND SUPRA-NATIONAL ENTITIES: The Bond Fund may invest in debt securities issued or guaranteed as to payment of principal and interest by governments, semi-governmental entities and governmental agencies of countries throughout the world denominated in the currencies of such countries or other currencies. The Fund may also invest in debt securities of supra-national entities, which may be denominated in dollars or other currencies. A supra-national entity is an entity designated or supported by a national government or governments to promote economic reconstruction or development. Examples of supra-national entities in which the Fund may invest include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. These supra-national entities do not have taxing authority and therefore depend upon their members' continued support to meet interest and principal payments.

CORPORATE DEBT SECURITIES: The Value Fund, the Growth Fund and the Bond Fund may invest in debt securities of U.S. and foreign companies. These securities will consist of all types of long or short-term debt obligations, such as bonds, debentures, notes, conditional sales contracts and commercial paper, and, for the Bond Fund only, mortgage and asset backed obligations. See "Mortgage and Asset Backed Securities" for information concerning mortgage and asset backed securities.

Most of the Growth Fund's investments in debt securities will be unrated or rated lower than Baa3 and BBB- by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). These types of bonds are commonly referred to as "junk bonds," and are riskier than other higher-grade bonds. Junk bonds are generally unsecured and are often subordinated to other obligations of the issuer, and the issuers of such bonds usually have high levels of indebtedness. These bonds may also be redeemable by the issuer, causing the holder to replace the bond with a lower yielding security in a declining interest rate environment. Investment in these securities may make achievement of the Growth Fund's investment objective more dependent on the Adviser's credit analysis than is the case for higher-rated securities.

The growth in the market for junk bond securities has paralleled a long economic expansion. An economic downturn or rise in interest rates is likely to have a greater negative effect on this market and on the ability of issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. It may also result in a higher incidence of default than with higher-rated securities. The market for junk bonds is typically thinner and less active than for higher-rated securities, resulting in price volatility and limited liquidity. Adverse publicity and investor perceptions may further decrease the value and liquidity of junk bond securities. In addition, because of their price volatility and limited liquidity, junk bond securities may be more difficult to value accurately.

MORTGAGE AND ASSET BACKED SECURITIES: The Bond Fund may invest in mortgage backed debt obligations issued by government and private entities, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"), which are backed by the full faith and credit of the United States. Mortgage backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, mortgage backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. Also, mortgage backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities because of the prepayment feature, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates. The Bond Fund may also invest in asset backed securities which are collateralized by assets other than mortgage loans. The most common types of asset backed securities are collateralized by credit card receivables, automobile loans or home equity loans. The value of these securities may be significantly affected by changes in the market's perception and the creditworthiness of the issuers and the other parties involved. Asset backed bonds are generally subject to a lower level of prepayment risk due to changes in interest rates than bonds backed by mortgages.

CONVERTIBLE DEBT SECURITIES: The Funds may invest in convertible debt obligations of U.S. and foreign companies. Convertible bonds typically offer lower coupon rates and stated yields to maturity than nonconvertible bonds. However, a convertible bond also gives the bondholder an option to exchange the bond for a specified number of common shares at a specified price or ratio and, thus, to share in the price appreciation in the common stock. In general, a convertible security performs more like a stock when the underlying stock's price is high (because it is assumed that it will be converted) and more like a bond when the underlying stock's price is low (because it is assumed that it will mature without being converted). Most convertible bonds are callable at the option of the issuer and, if the issuer exercises its right to call the bond, bondholders typically are given a limited time in which to convert. Convertible debt obligations are generally less liquid, more difficult to price and have higher transaction costs than non-convertible bonds. Furthermore, the value of convertible debt obligations may be affected by fluctuations in the market value of the underlying common stock.

TAXABLE MUNICIPAL DEBT SECURITIES: The Bond Fund may invest in taxable municipal debt securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments and financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers and insurers of municipal securities. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can also affect the overall municipal market.

INDEXED SECURITIES: The Bond Fund may invest in indexed securities, the value of which is linked to interest rates, currencies, commodities, indices or other financial indicators ("reference instruments"). Indexed securities may provide for periodic interest payments to holders, or they may be structured as "zero coupon" instruments with no payments prior to maturity. They may be subject to a "cap" on the maximum principal amount, or a "floor" on the minimum principal amount, to be repaid on maturity. Indexed securities may be traded on an exchange or over-the-counter. Unlike other debt securities, the interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more reference instruments, such as a change in an inflation index or a change in the interest rate of the reference instrument compared with a fixed interest rate. The reference instrument need not be related to the terms of the debt security. For example, the interest rate or the principal amount of a U.S. dollar-denominated indexed security may vary based on a change in a foreign security or basket of foreign securities. An indexed security may also be positively or negatively indexed, so that its value may increase or decrease as the value of the reference instrument increases or decreases. Further, the change in the interest rate or the principal amount payable of an indexed security may be some multiple of the change (positive or negative) in the value of the reference instrument.

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price fluctuations in response to changes in interest rates, the interest rate or principal amount of indexed securities may decrease, sometimes substantially, as a result of changes in the value of the reference instruments. Further, indexed securities may be more volatile than the reference instruments, particularly those that are negatively indexed to the reference instrument and those that are based on a multiple of the change in the value of the reference instrument. Because it is common for indexed securities to be individually negotiated with the issuer, such securities also tend to be less liquid than other debt securities and may be more difficult to value.

RULE 144A SECURITIES: The Value Fund, the Growth Fund and the Bond Fund may invest in Rule 144A debt securities issued by U.S. and foreign companies. Rule 144A securities are securities issued in private placements that are subject to resale restrictions and may be resold only to qualified institutional buyers. The market for Rule 144A securities may be less liquid than the market for publicly traded debt securities, particularly during adverse market conditions. Accordingly, a Fund may be unable to sell such securities at a time or a price that would otherwise be desirable.

FOREIGN SECURITIES: As a general rule, the Funds will purchase securities that are traded on exchanges or over-the-counter markets which are often based in the respective countries in which the various issuers of such securities are principally based. There is no limitation on the percentage of the Funds' assets that may be invested in securities of issuers located within any one country, other than restrictions that may be imposed from time to time by the Company's Board of Directors, nor is there any minimum asset or net worth requirement with respect to issuers in which the Funds' assets may be invested.

DEPOSITORY RECEIPTS: The Value Fund, the Growth Fund and the Equity Fund may also invest in American Depository Receipts (ADRs), which are securities typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. The Equity Fund may also invest in Global Depository Receipts (GDRs) and International Depository Receipts (IDRs). A purchaser of an unsponsored GDR or IDR may have limited voting rights and may receive less information about the issuer of the underlying security than with a sponsored GDR or IDR.

INVESTMENT COMPANIES: The Funds may invest in domestic and foreign investment companies, including exchange traded funds ("ETFs"). A Fund's purchase of securities of another investment company results in the layering of expenses, so that a shareholder will directly bear the expenses of the Fund and indirectly bear a proportionate share of the expenses of the other investment company. Except as permitted under the 1940 Act, no Fund will invest its assets in more than 3% of the outstanding voting stock of any other investment company. In addition, they will not invest more than 5% of their total assets in any other investment company or more than 10% of its total assets in investment companies as a group. As permitted under the 1940 Act, the preceding 10% limitation will not apply to the securities of another investment company, provided that: (i) not more than 3% of the outstanding stock of the investment company is owned by the Fund and any affiliated persons of the Fund;
(ii) the investment company is not obligated to redeem such securities in an amount exceeding 1% of its outstanding securities during any 30-day period; and
(iii) the Fund votes such securities in the same proportion as the vote of all other holders of such securities.

The Funds, together with other investment companies having the same investment adviser, will not invest in more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange. Finally, the Funds will not purchase the securities of any investment company that is sponsored or managed by the Adviser.

ETFs are funds that represent a portfolio of securities generally meant to track a particular index. ETFs are typically investment companies that are traded on public exchanges much like stocks. Because shares of ETFs are bought and sold on public exchanges, they may trade below, at or above their net asset value.

CASH EQUIVALENTS: The Funds may invest in money market securities and short-term obligations of U.S. companies and governments to fund redemptions, cover expenses and meet other liquidity needs. The Funds may also hold cash equivalents pending investment or for protection against market declines. Short-term obligations will consist of short-term notes, commercial paper, certificates of deposit, and, within certain limitations, repurchase agreements.

The Bond Fund may invest in obligations of U.S. and foreign banks, bank holding companies and other financial institutions (consisting of certificates of deposit, bankers' acceptances and other short-term debt obligations) that, at the date of investment, have total assets in excess of $1 billion. Under normal circumstances, the Fund would not expect to invest a substantial portion of its assets in such obligations. However, if short-term interest rates exceed long-term interest rates, the Fund may hold a greater proportion of its assets in these instruments.

TEMPORARY INVESTMENTS: When the Adviser believes that investing for temporary defensive purposes is appropriate (such as during periods of unusual market conditions or when it is anticipated that interest rates will rise), the Bond Fund may invest up to 100% of its total assets in money market securities, denominated in dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country, consisting of: short-term (less than twelve months to maturity) obligations issued or guaranteed by the United States government or the government of a foreign country or their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations; and obligations of banks (including certificates of deposit, time deposits and bankers' acceptances). The Fund's investment objective may not be achieved when the Fund is invested for temporary defensive purposes.

REPURCHASE AGREEMENTS: In a repurchase agreement, the Funds agree to buy securities from a seller who agrees in turn to repurchase the securities at a later date at a specified time and price. When the Funds invest in U.S. repurchase agreements, the securities acquired by the Funds will be U.S. Treasury securities, and the Funds will enter into repurchase agreements only with registered broker-dealers and with domestic banks or other financial institutions regulated by the FDIC and having total assets in excess of $10 billion. The seller's obligation to repurchase is fully collateralized with other securities in which the Funds can invest, although the Funds may experience delays in acquiring control of the collateral upon a default by the seller. The value of the collateral, including accrued interest, will be marked to market daily. The Funds' right to liquidate their collateral in the event of a default by the seller could involve certain costs, losses on delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Funds could suffer a loss. If the value of the collateral should decrease below the resale price of the securities acquired, including accrued interest, additional collateral is required to be deposited.

The Equity Fund and the Bond Fund may also invest in international repurchase agreements involving foreign instruments that are subject to similar restrictions and risks.

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SECURITIES LENDING: The Value Fund, the Growth Fund and the Equity Fund may
engage in securities lending with the primary objective of increasing their income through fees and through investment of cash collateral in short-term, interest-bearing obligations. The Funds will do so only to the extent that they will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves the risk that the borrower may fail to return the securities in a timely manner or at all, or to provide additional collateral. The Adviser will loan portfolio securities only to broker-dealers and other institutional investors it deems creditworthy. In addition, the Adviser will require that each loan be secured by collateral consisting of U.S. Government securities, letters of credit, cash or cash equivalents maintained daily in an amount at least equal to the current market value of the securities loaned, that the Funds be able to call the loan at any time, that the Funds receive any interest or dividends paid and retain any voting rights with respect to the securities loaned, and that the aggregate market value of securities loaned not exceed one-third of the total assets of the Funds. The 1940 Act prohibits funds from making loans to persons who control or are under common control with the fund. The Adviser will not engage in any securities lending for the Equity Fund, the Value Fund or the Growth Fund until specific policies and procedures relating to this practice are reviewed and approved by the Board of Directors.

HEDGING TRANSACTIONS

HEDGING A RISK ASSOCIATED WITH OR AS A SUBSTITUTE FOR FOREIGN CURRENCIES: The Equity Fund and the Bond Fund may hedge foreign currency risk through the use of direct hedges, indirect hedges and cross hedges involving Forward Contracts, Options, Futures Contracts and Options on Futures Contracts. A Fund may directly hedge a currency risk when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. dollar. For example, to directly hedge a position, the Fund could sell an amount of such foreign currency, or buy an amount of the U.S. dollar, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Indirect hedges are similar to direct hedges, except that in an indirect hedge, a Fund hedges a portfolio security's currency risk with a different, or proxy, currency that is expected to trade closely to the portfolio security's underlying currency. Indirect hedges may used when the Fund believes that the currency risk associated with a portfolio position can be hedged more effectively through the purchase or sale of the proxy currency due to better liquidity, lower transaction costs and/or relative currency expectations.

A Fund may enter into a cross-hedge when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. dollar. If one currency is expected to decrease against another currency, the Fund may sell the currency expected to weaken and buy the currency expected to strengthen. The Fund may also initiate a foreign currency position that increases the exposure of the Fund to that currency. Typically, this would be done when the Fund likes the currency of a country but not the stocks or bonds of that country. To offset an underweight (or no) securities position in that country, the Fund may add a foreign currency position that is larger than the securities position. Under such circumstances, the Equity Fund's and the Bond Fund's foreign currency position in a country will not exceed that of its neutral weighting for the country.

HEDGING A RISK ASSOCIATED WITH OR AS A SUBSTITUTE FOR A MARKET, ECONOMIC SECTOR OR INDUSTRY OR AN INDIVIDUAL STOCK: Generally, to hedge a risk associated with or as a substitute for a market, economic sector or industry, the Value Fund, the Growth Fund and the Equity Fund may enter into a transaction involving an Option, Futures Contract or Option on a Futures Contract on a stock index. To hedge a risk associated with or as a substitute for an individual stock, the Value Fund and the Growth Fund may also enter into a transaction involving an Option, Futures Contract, Option on a Futures Contract on an individual stock. A stock index is a composite of the market prices of the stocks that make up the index. An index may be broad based (comprised of many stocks and designed to be representative of an overall market, e.g., the CAC-40 Index of French securities or the Wilshire 5000 index of U.S. stocks) or narrow based (designed to be representative of a particular industry or market sector, e.g., the Morgan Stanley Global Utilities Index or the Philadelphia Semiconductor Index). An index may also be composed of U.S. stocks (e.g., the S&P

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500 Stock Index) or foreign stocks (e.g., the International Market Index) or a combination of both (e.g., the Morgan Stanley World Index). Stock indices are used as the underlying value of stock index Options, stock index Futures Contracts and Options on stock index Futures.

HEDGING A RISK ASSOCIATED WITH ADVERSE CHANGES IN INTEREST RATES OR AS A SUBSTITUTE FOR DEBT SECURITIES: Generally, to hedge a risk associated with changes in interest rates or as to serve as a substitute for an underlying securities position, the Bond Fund may enter into a transaction involving an Option, a Futures Contract or an Option on a Futures Contract based on debt securities. The debt security is typically a representative government bond, such as the ten-year Japanese government bond. It may be a U.S. or foreign debt security. These debt securities are used as the underlying value of the associated Options, Futures Contracts and Options on Futures.

FORWARD CONTRACTS. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Bond Fund or the Equity Fund than if it had not engaged in such contracts.

OPTIONS. The Value Fund and the Growth Fund may purchase and write call and put Options on individual stocks and stock indices. The Equity Fund may purchase and write call and put Options on stock indices and foreign currencies. The Bond Fund may purchase and write call and put Options on debt securities and foreign currencies.

Call Options on debt securities, individual stocks and foreign currencies give the holder the right, in exchange for a premium, to buy the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to sell such security or currency. Put Options on debt securities, individual stocks and foreign currencies give the holder the right, in exchange for a premium, to sell the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to buy such security or currency. An Option on a stock index is similar to an Option on a security or foreign currency, except that exercise of the Option results in the payment of a cash settlement instead of the purchase or sale of securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Option.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange or interest rates, changes in stock prices or changes in market conditions, although, in the event of movements adverse to the Funds' positions, the Funds may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell debt securities, foreign currencies, or other assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Funds will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets. Over-the-counter Options purchased by the Funds and the value of securities used to cover over-the-counter Options written by the Funds will be deemed to be illiquid subject to the Funds' policy limits on investments in illiquid securities.

FUTURES CONTRACTS. Generally, a Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract on a debt security, individual stock or foreign currency is the acquisition of a contractual obligation to deliver the security or currency called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract on a debt security, individual stock or foreign currency means the acquisition of a contractual obligation to acquire the security or currency called for by the contract at a specified price in a fixed delivery month. A Futures Contract on a stock index, like an Option on a stock index, results in the payment of a cash

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settlement instead of the delivery of the securities that underlie the index.
The amount of the cash settlement depends on the change in the value of the index underlying the Futures Contract. The successful use of Futures Contracts will usually depend on the Funds' ability to correctly predict currency exchange and interest rate movements, stock prices, and market conditions. Should rates, prices or markets move in an unexpected manner, the Funds may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and write call and put options on Futures Contracts. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. An Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options."

COVER. The Funds will not engage in transactions involving Forward Contracts or Futures Contracts, and will not write Options or Options on Futures Contracts unless their positions are "covered" by an offsetting position or transaction, or liquid assets equal to the amount of the Funds' contingent obligations are held by the Funds' custodian in a segregated account. For a more detailed description of cover transactions, see Appendix B.

SWAPS. The Value Fund, the Growth Fund and the Bond Fund may engage in swap transactions, which are individually negotiated agreements to exchange the right to receive payment on a particular type of obligation for a different type of payment. In a typical interest rate Swap; one party agrees to pay a fixed rate of interest while the counterparty agrees to pay a floating rate. Interest rate Swaps also permit counterparties to exchange a floating rate obligation (based on one or more reference rates, such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate or U.S. Treasury Bill rates), for a floating rate obligation based on a different reference rate. A currency Swap allows the parties to exchange fixed or floating rate obligations (and, in some cases, principal obligations) denominated in different currencies. In a typical equity Swap, the parties might agree to exchange the performance of a basket of securities for a given reference rate (such as LIBOR) over a specified time period.

Caps, floors and collars are forms of Swap transactions that have additional features. The purchase of a cap permits the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments from the seller. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments from the seller. A collar combines the elements of purchasing a cap and selling a floor protecting against rate fluctuation above the maximum amount or to the minimum amount. A Fund will deem the obligations owed to it under a Swap to be illiquid for purposes of the restrictions on investments in illiquid securities, except to the extent that a third party (such as a large commercial bank) has guaranteed the Fund's ability to offset the Swap at any time.

SPOT TRANSACTIONS. The Equity Fund and the Bond Fund engage in foreign currency exchange transactions on a spot (i.e., current) basis in connection with the investment of cash balances held by these Funds outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Funds expect to invest their cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Funds to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Adviser will correctly anticipate currency fluctuations. Accordingly, if the Bond Fund's and the Equity Fund's cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Funds will experience losses. The Funds will also incur service charges in connection with each currency conversion.

RISKS OF HEDGING TRANSACTIONS: Hedging transactions cannot eliminate all risks of loss to the Funds, and may prevent the Funds from realizing some potential gains. The projection of short-term currency exchange and interest rates, specific stock prices and other market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange and interest rates, specific stock prices and other market conditions; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies, securities and indices. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities.

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Bond Fund or the Equity Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. Dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. Dollar rather than directly to the U.S. Dollar or another currency. Moreover, in some cases, the Funds' exposure to a foreign currency will be greater than its exposure to the securities of that country.

In order to help reduce certain risks associated with hedging transactions, the Board of Directors has adopted the requirement that Forward Contracts, Options, Futures Contracts, Options on Futures Contracts, and Swaps be used as a hedge or as a substitute for an underlying securities or currency position and not for speculation. In addition to this requirement, the Board of Directors has adopted the following percentage restrictions on the use of Options, Futures Contracts and Options on Futures Contracts:

     (i) The Funds will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of a Fund's net assets.

     (ii) The Funds will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by a Fund would exceed 20% of a Fund's net assets.

     (iii) The Equity Fund and the Bond Fund will not enter into any Futures Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments held by a Fund would exceed 5% of a Fund's net assets.

In order to help reduce the risk of counterparty default in Forward Contracts, Options traded over-the-counter and Swaps, the Funds will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of hedging transactions, see Appendix B.

FUNDAMENTAL POLICIES: The Funds seek to limit the risk of investment losses by adhering to the following "fundamental policies." These investment restrictions can be changed only with the approval of a vote of a "majority of the outstanding voting securities" of the applicable Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). This requires a vote of (a) 67% or more of the shares of the Fund represented at a meeting where more than 50% of the Fund's shares are represented, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The fundamental policies provide that each Fund (unless otherwise indicated) will not:

1. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

For purposes of this restriction, the Value Fund currently deems the following to be separate industries: Advertising; Aerospace/Defense; Agricultural Product; Air Freight & Couriers; Airlines; Alternative Carriers; Aluminum; Apparel & Accessory; Application Software; Auto Parts & Equipment; Automobile Manufacturers; Banks; Biotechnology; Brewers; Broadcasting & Cable; Building Products; Casinos & Gaming; Chemicals-Agriculture/Fertilizer; Chemicals-Commodity; Chemicals-Diverse; Chemicals-Specialty; Commercial Printing; Computer Storage/Peripherals; Computer Hardware; Construction & Engineer; Construction Materials; Consumer Electronics; Consumer Finance; Containers Metal/Glass; Department Stores; Distiller & Vintners; Distributors; Diverse Financial Services; Diverse Metal/Mining; Electronic Equipment/Instruments; Electric Utilities; Electrical Component; Food Distributors; Footwear; Forest Products; Gas Utilities; General Merchandise; Gold; Healthcare-Distributors/Services; Healthcare-Equipment;
Healthcare-Facility; Healthcare-Managed Care; Healthcare-Supplies; Home Furnishings; Homebuilding; Hotels; Household Appliances; Household Products; Housewares & Specialty; Industrial Conglomerates; Industrial Gases; Insurance-Brokers; Insurance-Life/Health; Insurance-Multi-Line;
Insurance-Property/Casualty; Integrated Telecom Services; Internet Software & Services; It Consulting & Service; Leisure Facilities; Leisure Products; Machinery Construction/Farming; Machinery Industrial; Marine; Meat Poultry & Fish; Motorcycle Manufacturers; Movies & Entertainment; Multi-Utilities; Networking Equipment; Office Electronics; Oil & Gas-Drilling; Oil & Gas-Equipment/Services; Oil & Gas-Exploration/Production; Oil & Gas-Integrated; Oil & Gas-Refining/Marketing; Packaged Foods; Paper Products; Personal Products; Pharmaceuticals; Photographic Products; Precious Metal & Mineral; Publishing & Printing; Railroads; Reinsurance; Restaurants; Retail-Apparel; Retail-Catalog; Retail-Computers/Electronics; Retail-Drugs; Retail-Food; Retail-Home Improvement; Semiconductor Equipment; Semiconductors; Services-Data Processing; Services-Diversified/Commercial; Services-Environmental;
Services-Office/Supplies; Services-Employment; Soft Drinks; Specialty Stores; Steel; Systems Software; Telecom Equipment; Textiles; Tires & Rubber; Tobacco; Trade Companies & Distribution; Trucking; Water Utilities; Wireless Telecom Services.

For purposes of this restriction, the Growth Fund currently deems the following to be separate industries: Advertising; Airfreight and Couriers; Airlines; Alternative Carriers; Application Software; Auto Parts and Equipment; Biotechnology; Broadcasting & Cable; Chemicals; Computer Storage/Peripherals; Computer Hardware; Construction and Engineering; Electronic Equipment/Instrument; Electrical Components; General Merchandise; Healthcare-Distribution/Services; Healthcare-Equipment; Healthcare-Facilities;
Healthcare-Managed Care; Integrated Telecom Services; Internet Software & Services; IT Consulting/Services; Leisure Facilities; Machinery Construction/Farming; Movies & Entertainment; Networking Equipment; Paper Packaging; Pharmaceuticals; Publishing & Printing; Restaurants; Retail-Apparel; Retail-Catalog; Retail-Computer/Electronics; Retail-Food; Semiconductor Equipment; Semiconductors; Services-Data Processing; Services-Diversified/Commercial; Services-Office/Supplies; Specialty Stores; Systems Software; Telecom Equipment; Trade Companies/Distributors; Trucking; Wireless Telecom Services.

For purposes of this restriction, the Equity Fund currently deems the following to be separate industries: Aerospace & Military Technology; Appliances & Household Durables; Automobiles; Banking; Beverages & Tobacco; Broadcasting & Publishing; Building Materials & Components; Business & Public Services; Chemicals; Construction & Housing; Data Processing & Reproduction; Electrical & Electronics; Electronic Components & Instruments; Energy Equipment & Services; Energy Sources; Financial Services; Food & Household Products; Forestry & Paper Products; Gold Mines; Health & Personal Care; Industrial Components; Insurance; Leisure & Tourism; Machinery & Engineering; Merchandising; Metals- Non Ferrous; Metals-Steel; Misc. Materials & Commodities; Multi-Industry; Real Estate; Recreation and Other Consumer Goods; Telecommunications; Textiles & Apparel; Transportation-Airlines; Transportation- Road and Rail; Transportation-Shipping; Utilities - Electrical & Gas; Wholesale and International Trade.

For purposes of this restriction, the Bond Fund currently deems each national government and such government's agencies and instrumentalities to be a single industry. Similarly, the Bond Fund deems a particular regional government or local government (including the agencies and instrumentalities of such government) to be a separate industry so long as securities issued by such government are backed by the assets and revenues of such government.

2. Acquire more than 10% of the outstanding voting securities of any one issuer or invest for the purpose of exercising control.

In determining the issuer of a foreign security, each national government and each political subdivision, agency and instrumentality of each nation and each supra-national entity of which such nation is a member is considered a separate issuer. Issuers representing more than one nation will be excluded in determining the percentage of any individual nation. Where foreign securities are backed only by assets and revenues of a particular political subdivision, agency or instrumentality, only that entity is considered to be the issuer.

3. Invest in companies for the purpose of exercising control or management. This fundamental policy does not apply to the Value Fund or the Growth Fund.

4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5A. Purchase or sell commodities or commodity contracts; provided that the Fund may engage in hedging transactions, including investing in, writing and purchasing options, futures contracts, options on futures contracts and swaps on individual stocks and stock indices. This fundamental policy does not apply to the Equity Fund or the Bond Fund.

5B. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceed 10% of the total assets of the Fund taken at market value at the time of the purchase of such grantor warrant. (Accordingly, this 10% limitation will not apply to the acquisition or ownership of grantor warrants other than as a result of a purchase.) Moreover, and notwithstanding the restriction, the Bond Fund may purchase and sell foreign currencies on a current basis, and may engage in interest rate, and foreign currency hedging transactions, including investing in, writing and purchasing forward contracts, options, future contracts and options on futures contracts, swaps and related caps, floors and collars, and similar instruments involving debt securities and foreign currencies. Similarly, the Equity Fund may purchase and sell foreign currencies on a current basis, and may engage in foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts on foreign currencies, and options, futures contracts and options on futures contracts on foreign currencies and stock indices. This fundamental policy does not apply to the Value Fund or the Growth Fund.

6. Issue senior securities, borrow money, or pledge its assets, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purposes of this restriction, margin or collateral arrangements with respect to options, futures contracts or options on futures contracts, (for the Bond Fund only) swaps, and (for the Equity Fund and the Bond Fund only) forward contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of options, futures contracts or options on futures contracts, (for the Bond Fund only) swaps, or (for the Equity Fund and the Bond Fund only) forward contracts are deemed to be the issuance of a senior security or borrowing.

7. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on future contracts will not be considered the purchase of a security on margin. This fundamental policy does not apply to the Value Fund or the Growth Fund.

8. Engage in the business of underwriting securities issued by others.

9. Knowingly purchase securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, if such purchase will result in more than 10% of the value of its assets (taken at market value) then being invested in such securities. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Fund from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere. If through
(i) the appreciation of portfolio securities which are not readily marketable,
(ii) the depreciation of other investments of the Fund, or (iii) the sale of assets to meet redemptions, the Fund should be in a position in which more than 10% of the value of its assets are invested in securities which are not readily marketable, the Fund will consider what steps, if any, to take to protect against the resulting illiquidity. This fundamental policy does not apply to the Value Fund or the Growth Fund.

10. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of the Adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.) This fundamental policy does not apply to the Value Fund or the Growth Fund.

11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies; provided that the Value Fund, the Growth Fund and the Equity Fund may each lend its portfolio securities subject to any restrictions imposed by applicable law and the adoption of procedures by the Board of Directors.

12. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund as defined in the 1940 Act. This fundamental policy does not apply to the Value Fund or the Growth Fund.

NON-FUNDAMENTAL POLICIES: The following policies adopted by the Value Fund and the Growth Fund are non-fundamental policies and may be altered by the Company's Board of Directors without stockholder approval. The non-fundamental policies provide that the Value Fund and the Growth Fund will not:

1. Invest in companies for the purpose of exercising control or management.

2. Purchase any securities on margin or effect short sales, except that the Funds may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Funds of initial or variation margin in connection with options, futures contracts and options on future contracts will not be considered the purchase of a security on margin.

3. Knowingly purchase securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, if such purchase will result in more than 15% of the value of its assets (taken at market value) then being invested in such securities. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Funds from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere. If through
(i) the appreciation of portfolio securities which are not readily marketable,
(ii) the depreciation of other investments of the Funds, or (iii) the sale of assets to meet redemptions, the Funds should be in a position in which more than 15% of the value of their assets are invested in securities which are not readily marketable, the Funds will consider what steps, if any, to take to protect against the resulting illiquidity.

4. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of the Adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

5. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund as defined in the 1940 Act.

Unless otherwise specified, if a percentage restriction on an investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar event (such as a reduction in the size of the Funds occasioned by the redemption of shares) will not be considered a violation of the Funds' investment restrictions.

NET ASSET VALUE

The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Funds understand that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more pricing services or by one or more bona fide market-makers as of the closing of the relevant market.

Options on futures contracts, and exchange-traded options other than index options, are valued at the last sale price listed on the exchange on which they are traded, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange-traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Funds write an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by the Funds is exercised, the proceeds are increased by the premium received. If a call option written by the Funds expires, the Funds have a gain in the amount of the premium. If the Funds enter into a closing purchase transaction, the Funds will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Funds is exercised, the amount the Funds receive on sale of the underlying investment is reduced by the amount of the premium paid by the Funds.

Futures contracts are valued at the last settlement price as of the close of the commodity exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 A.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Directors has delegated to the Funds' Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by, or under the direction of, the Board of Directors in such manner as the Board of Directors deems, in good faith, appropriate to reflect the fair value thereof.

Investments in privately held companies will be valued at fair value. The factors that will be considered in determining fair value include, but are not limited to, the initial cost of the investment, any market for the security and any contractual or legal restriction limiting resale. When the Fund holds securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset. The fair value of an asset may not, in retrospect, be the price at which that asset could have been sold during the period in which the particular fair value was used in determining the Fund's net asset value.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

A stockholder may purchase, redeem or exchange shares on any day the NYSE is open as provided in the Prospectus.

GOOD ORDER. A purchase, redemption or exchange request is deemed to be received in good order when all required paperwork, stock powers, monies, signatures and signature guarantees are received by the transfer agent, or an authorized broker or its designee.

AUTHORIZED BROKERS. The Funds have authorized one or more brokers to receive purchase and redemption orders, and to designate other intermediaries to receive such orders, on its behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or designee receives the order. Orders will be priced at the Funds' net asset value next determined after receipt by an authorized broker or designee in good order.

CERTIFICATES AND STOCK POWERS. Because of the costs and risks involved to stockholders of holding shares in certificate form, any shares purchased will be held by the transfer agent and not issued in certificate form unless a certificate is requested by the stockholder. In the case where a certificate is issued and the stockholder requests a redemption, the certificate and a stock power endorsed by the stockholder exactly as the shares are registered must be returned to the Funds' transfer agent before the redemption request will be processed.

SIGNATURE GUARANTEE. Some redemption requests may require a signature guarantee depending on the amount being requested and where the proceeds are to be sent. A signature guarantee is a widely accepted way to protect stockholders and the Funds by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMP") endorsed by the Securities Transfer Association. To find out if a redemption request requires a signature guarantee please contact the Funds' transfer agent at 800-541-4366.

SYSTEMATIC WITHDRAWAL PLAN. A stockholder or the Funds may terminate the Systematic Withdrawal Plan at any time upon written notice to the other. The Plan will also be terminated by the Funds' transfer agent on receipt of satisfactory evidence of your death or incapacity. Until it has received such notice, the Funds' transfer agent will not be liable for any deductions or payments made in accordance with the Plan.

TELEPHONE TRANSACTIONS. Interruptions in telephone service may mean that a stockholder will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, a stockholder should mail or send by overnight delivery a written request directly to the Funds' transfer agent. By making telephone exchanges or redemptions a stockholder may be giving up a measure of security that he or she may have had if such transactions had been in writing. The Funds and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and its transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For the stockholders' protection, the Funds' transfer agent records all telephone calls. Exchanges by telephone can only be made between accounts with identical registrations and only if a stockholder's account registration has not changed within 30 days. Redemption proceeds are sent only to a stockholder's registered address or to a bank account previously designated by the stockholder. It is also the Funds' policy to mail a written confirmation to stockholders at their address of record within five business days after any telephone transaction. The Funds or its transfer agent may refuse to honor any telephone transaction request if the Funds or its transfer agent believes, for any reason, that the request is unauthorized. Stockholders will be promptly notified of any refused telephone transaction request. Neither the Funds nor its transfer agent will be liable for following telephone instructions that the Funds' transfer agent reasonably believes to be genuine. Since stockholders may bear the risk of loss in the event of an unauthorized telephone transaction, they should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.

Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to stockholders at any time. Shares held by a Keogh plan or IRA and shares issued in certificate form are not eligible for telephone exchange or redemption.

DISTRIBUTIONS AND TAXES

Each Fund believes that it has qualified as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for the fiscal year ended September 30, 2001, and intends to be able to continue to so qualify in future years. Qualification as a RIC allows a Fund to qualify for "pass-through" treatment under the federal income tax laws, which means the Fund, subject to certain conditions and requirements, will not be subject to U.S. federal income tax on amounts it distributes to stockholders.

To qualify as a RIC, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other sources, (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its total assets is represented by cash and cash items, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government obligations, securities of other regulated investment companies or the securities of other regulated investment companies), and (c) distribute in each year at least 90% of its taxable and net tax-exempt income to stockholders.

For any year in which it does not qualify as a RIC, (a) a Fund will be taxed as an ordinary corporation, (b) distributions to stockholders will not be deductible by the Fund in computing taxable income, and (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to stockholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains). Should a Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 38.6% of its net undistributed dividend and interest income.

RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally has to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. Each Fund intends to make sufficient distributions each year to avoid imposition of the excise tax.

Events subsequent to a dividend or distribution may cause the dividend or distribution to be recharacterized, in whole or in part, for U.S. federal income tax purposes. For example, if a Fund incurs foreign currency losses that eliminate its tax-basis "earnings and profits," then distributions made during the year may be recharacterized as return of capital distributions for U.S. income tax purposes, rather than income distributions, thereby reducing each stockholder's basis in his Fund shares.

HEDGING AND OTHER TRANSACTIONS. The Value Fund and the Growth Fund are currently authorized to invest in or write Options, Futures Contracts, Options on Futures Contracts and Swaps to hedge against changes in stock prices and market movements, as a substitute for an underlying investment, to facilitate trading and to reduce transaction costs. The Equity Fund and the Bond Fund are currently authorized to engage in Forward Contracts and to invest in or write Options, Futures Contracts, Options on Futures Contracts and Swaps to hedge against changes in interest and foreign currency exchange rates and market movements and as a substitute for an underlying investment. Collectively, these transactions are referred to as "Hedging Transactions." Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any Section 1256 contracts that are held by the Funds at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.

Generally, any Hedging Transactions undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Funds. For example, Hedging Transactions may convert gains, which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to stockholders. In addition, any losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation unclear, the tax consequences to the Funds of Hedging Transactions are uncertain.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and that will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in Hedging Transactions.

In addition, under the "conversion transaction" provisions of the Code, certain gains derived from the Funds' hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. While some regulations have been issued under these provisions, the application of these provisions is expected to be further defined by additional regulations to be issued by the Treasury Department. The Adviser will take these provisions, regulations and any subsequent regulations into account in assessing the hedging and other strategies of the Funds.

The diversification and income requirements applicable to the Funds' assets and other restrictions imposed on the Funds by the Code may limit the extent to which the Funds will be able to engage in transactions in Forward Contracts, Options, Futures Contracts or Options on Futures Contracts or Swaps.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES (EQUITY FUND AND BOND FUND ONLY). Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Equity Fund or the Bond Fund accrue interest or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts, Options on Futures Contracts or Swaps are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

CERTAIN FOREIGN TAX CONSEQUENCES. Foreign securities, such as those purchased by the Funds, may be subject to foreign taxes that could reduce the yield on such securities, although a stockholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations.

Dividends and interest received by the Funds in connection with foreign securities investments may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countrie s and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Some investments made by the Funds may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Funds in PFICs could accelerate stockholders' taxation, alter the timing or characterization of certain distributions to stockholders or subject the Funds to federal income tax or other charges in certain circumstances

BACKUP TAX WITHHOLDING. Certain stockholders may be subject to backup tax withholding at a 30% rate. Generally, a stockholder will be subject to backup withholding if the stockholder fails to provide the Funds with its correct taxpayer identification number, or if the IRS notifies the Funds that the stockholder has underreported interest or dividends. In addition, stockholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Funds must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the application at the end of the Prospectus.

The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Funds. Investors are urged to consult their own tax advisors to determine the effect of investment in the Funds upon their individual tax situations.

DIRECTORS AND OFFICERS

The management of the Company, including the general overall supervision of the Funds' portfolio transactions, is the responsibility of the Board of Directors. The names and business addresses of the Directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below:

                                                           Principal Occupations
                                 Positions Held            And Other Affiliations
Name, Address and Age            With the Company          During the Past Five Years
---------------------            ----------------          --------------------------
Peter M. Hill(1) (51)            Director and Chairman     Director and Chief Investment Officer of Bailard,
950 Tower Lane, Suite 1900                                 Biehl & Kaiser, Inc., the Funds' investment adviser
Foster City, CA  94404                                     (the "Adviser"). Director of BB&K Fund Services, Inc.,
                                                           the Funds' distributor (the "Distributor"), President
                                                           and Director of the Bailard, Biehl & Kaiser Technology
                                                           Exchange Fund, LLC (the "Tech Fund"), since March 2000.
                                                           President and Director of the Bailard, Biehl & Kaiser
                                                           New Leaders Technology Exchange Fund, LLC (the "New
                                                           Leaders Fund") and the Bailard, Biehl & Kaiser
                                                           Decathlon Exchange Fund, LLC (the "Decathlon Fund"),
                                                           since August 2001.

Burnice E. Sparks, Jr.(1) (53)   Director and President    Director and President of the Adviser. Director and
950 Tower Lane, Suite 1900                                 Chief Executive Officer of the Distributor. President
Foster City, CA 94404                                      of the Bailard, Biehl & Kaiser Fund  Group, Inc. (the
                                                           "Fund Group").

Barbara V. Bailey(1) (43)        Treasurer                 Treasurer of BB&K Holdings, Inc. and Executive Vice
950 Tower Lane, Suite 1900                                 President and Treasurer/ Secretary of the Adviser.
Foster City, CA  94404                                     Treasurer of the Fund Group.  Secretary of the
                                                           Distributor and Treasurer and Secretary of the
                                                           Bailard, Biehl & Kaiser Real Estate Investment Trust,
                                                           Inc. (the "REIT"). Treasurer of the Tech Fund since
                                                           March 2000. Treasurer of the New Leaders Fund and
                                                           the Decathlon Fund since August 2000.

Janis M. Horne(1) (46)           Secretary and Chief       Senior Vice President and Investment Counselor of the
950 Tower Lane, Suite 1900       Compliance Officer        Adviser. Secretary of the Fund Group. Chief Compliance
Foster City, CA  94404                                     Officer of the Adviser and of the Fund Group.

----------
(1)  "Interested person" of the Company, as defined in the 1940 Act.

                                                           Principal Occupations
                                 Positions Held            And Other Affiliations
Name, Address and Age            With the Company          During the Past Five Years
---------------------            ----------------          --------------------------
Sofi Kyriakidis(1) (29)          Assistant Treasurer and   Employee of the Adviser since November 1995, most
950 Tower Lane, Suite 1900       Assistant Secretary       recently as Senior Vice President. Assistant
Foster City, CA 94404                                      Treasurer and Assistant Secretary of the Fund Group.
                                                           Assistant Treasurer of the REIT. Treasurer of the
                                                           Distributor. Secretary of the Tech Fund since March
                                                           2000. Secretary of the New Leaders Fund and the
                                                           Decathlon Fund since August 2000.

Shirley L. Clayton(2) (64)       Director                  Chief Financial Officer of CBYON, a medical
122 Campo Bello Lane                                       technology firm, since February 2001. President of
Menlo Park, CA 94025                                       Raven Biotechnologies, a biotechnology firm, from
                                                           January 1999 to February 2001.  Chief Financial
                                                           Officer of Orquest, a biotechnology firm, from May
                                                           1998 to January 1999. President and Chief Operating
                                                           Officer of TopoMetrix, a manufacturer of scanning
                                                           probe microscopes, from June 1993 to 1998. Trustee of
                                                           the Fund Group.

Scott F. Wilson(2) (57)          Director                  General Partner of Venture Management Associates, an
Venture Management Associates                              investment banking firm, since 1991. Trustee of the
999 Third Ave., Suite 3700                                 Fund Group. Director of the Tech Fund since March
Seattle, WA  98104                                         2000. Director of the New Leaders Fund and Decathlon
                                                           Fund since August 2000. Director of several private
                                                           technology companies.

James C. Van Horne(2) (66)       Director                  A.P. Giannini Professor of Finance at Graduate School
Graduate School of Business                                of Business of Stanford University from September
Stanford University                                        1976 to the present. Trustee of the Fund Group.
Stanford, CA  94305                                        Director of United California Bank, Montgomery Street
                                                           Income Securities, Inc., a registered investment
                                                           company, and EFTC Corp., an electronic manufacturing
                                                           services firm

----------
(2)  Member of the Audit Committee.

The following table sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 2001.

                               Compensation Table

                                              Pension or
                                              Retirement          Estimated     Total Compensation
                            Aggregate     Benefits Accrued as       Annual       From Company and
   Name of Person         Compensation      Part of Company     Benefits Upon     Fund Complex(1)
    and Position          From Company         Expenses           Retirement     Paid to Directors
    ------------          ------------         --------           ----------     -----------------
Peter M. Hill
Director                    $     0(2)          $     0             $     0           $     0

Burnice E. Sparks, Jr.      $     0(2)          $     0             $     0           $     0

Shirley L. Clayton
Director                    $27,467(3)          $     0             $     0           $34,000

Scott F. Wilson
Director                    $24,467(3)          $     0             $     0           $34,000

James C. Van Horne
Director                    $24,467(3)          $     0             $     0           $34,000

The Company and the Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company and the Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.

----------
(1) A Fund Complex consists of registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Company and the Fund Group are considered to be part of the same Fund Complex.
(2) Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".
(3) Consists of a $20,000 annual Director fee plus $1,600 for each Board meeting attended in person.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Funds have entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Biehl & Kaiser, Inc., a California corporation (the "Adviser" or "Bailard, Biehl & Kaiser"), for investment advisory and certain portfolio transaction and administrative services dated October 1, 1993, as amended on December 19, 2000. The Adviser, subject to the general supervision of the Company's Board of Directors, is responsible for the overall management of the Funds' portfolio in accordance with the Funds' investment objectives, policies and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Funds, including the oversight of the various agents, records and reports of the Funds.

Under the Management Agreement, the Value Fund and the Growth Fund each pays the Adviser a monthly fee calculated at annual rate equal to 0.75% of the Fund's respective average daily net assets. From October 1, 1993 to December 19, 2000, the Adviser was paid a monthly fee calculated at an annual rate equal to 0.95% of the average daily net assets of the Equity Fund and 0.75% of the average daily net assets of the Bond Fund. As of December 19, 2000, the advisory fee for the Bond Fund was reduced to 0.60% of the daily average net assets of the Bond Fund. While the rates for the Equity Fund and the Bond Fund may be higher than the rates charged by most other advisers, the Funds believe that they are justified by the complexity of investing in multiple international markets and engaging in Hedging Transactions and by the administrative services provided by the Adviser. Prior to October 1, 1993, the Equity Fund employed other investment advisers, and the Adviser received no fees from the Equity Fund or the Bond Fund. However, investors in the Equity and Bond Funds who were advisory clients of the Adviser paid separate advisory fees directly to the Adviser. Since October 1, 1993, the separate advisory fees payable to the Adviser by its advisory clients have been reduced by an approximation of the amount of fees it receives from the Funds attributable to the assets of its advisory clients.

The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Directors of the Company or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Funds and terminates automatically upon its assignment (as defined in the 1940
Act).

The Adviser has granted the Funds the right to use the designation "Bailard, Biehl & Kaiser" in its name and has reserved the right to withdraw its consent to the use of such designation by the Funds under certain conditions, including the condition that Bailard, Biehl & Kaiser ceases to act as the Funds' investment adviser, and to grant the use of such name to others, including any other investment company.

EXPENSES OF THE FUNDS

The Funds pay all of their own expenses (except for those expressly to be paid by the Adviser), including without limitation the following: organization costs, taxes, investment management fees, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses and statements of additional information, charges of the Funds' custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of redemption of the Funds' shares, Securities and Exchange Commission fees, expenses of registering the Funds' shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other similar expenses.

From the Value Fund's inception on May 30, 2001 to September 30, 2001, the Value Fund paid investment management fees of $165,524. For that same time period, the Growth Fund paid investment management fees of $146,892. For the fiscal years ended September 30, 1999, 2000 and 2001, the Equity Fund paid investment management fees of $1,149,030, $1,564,553 and $1,171,922 to the Adviser, respectively. For those same time periods, the Bond Fund paid fees of $450,467, $556,934 and $592,756, respectively.

The Adviser pays certain expenses incurred in the Funds' day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Funds, from time to time, the Adviser directly pays certain expenses of the Funds (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Funds. Disbursements by the Adviser on behalf of the Funds and their subsequent reimbursement by the Funds are effected only upon the prior approval of an officer of the Company. From the Value Fund's inception on May 30, 2001 to September 30, 2001, the Value Fund reimbursed the Adviser approximately $52,782. For that same time period, the Growth Fund reimbursed the Adviser approximately $52,740. For the fiscal year ended September 30, 2001, the Equity Fund reimbursed the Adviser approximately $43,241. For that same time period, the Bond Fund reimbursed the Adviser approximately $47,043.

OTHER SERVICES

BB&K Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404 (the "Distributor"), is a registered broker/dealer and serves as the sole distributor for the Funds' shares pursuant to an agreement with the Funds. The Distributor receives no commissions or other compensation from the Funds. The Funds' shares may also be purchased directly from the Funds.

The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"), which may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings, as individuals or Directors.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian of the Funds' assets, and has been authorized to cause securities and other assets of the Funds to be held in separate accounts with various subcustodians in conformity with Section 17(f) of the 1940 Act and the rules thereunder. As part of the Custodian Agreement, the Funds' Custodian has agreed to act as the Funds' financial agent, and will maintain certain books and records for the Funds, perform the calculations necessary to compute the value of the Funds' investment securities and other assets and the net asset value of the Funds' shares, confirm all share purchases and redemptions to the Funds' Transfer Agent, provide financial reports to the Funds necessary to prepare its financial statements, and provide additional services of a similar nature. For services performed by the Custodian from the Value Fund's inception on May 30, 2001 to September 30, 2001, the Value Fund paid the Custodian $32,068. For that same time period, the Growth Fund paid the Custodian $32,068. For services performed by the Custodian during the 1999, 2000 and 2001 fiscal years, the Equity Fund paid the Custodian $457,968, $470,346 and $385,924, respectively. For that same time period, the Bond Fund paid the Custodian $116,494, $138,081 and $108,752, respectively.

The Company, on behalf of the Funds, has entered into an Administration Agreement dated as of October 1, 1991, as amended, with Investment Company Administration LLC ("ICA"), 2020 E. Financial Way, Suite 200, Glendora, California 91741. Pursuant to such agreement, ICA provides certain administrative services in connection with the management of the Funds' operations. Such services include: (i) assisting the Funds' accountants in preparing financial reports, (ii) assisting the Funds' attorneys in preparing amendments to the Funds' registration statement, any proxy materials and other forms and reports to be filed with the SEC, (iii) preparing periodic reports to stockholders, (iv) monitoring compliance with the Funds' investment policies and restrictions, and (v) other administrative matters. As compensation for such services, the Company and the Fund Group pay ICA a total annual fee of $162,500, which is pro-rated between the Funds and the Fund Group on the basis of the net asset value of each fund.

Transfer agent and dividend paying agent services are provided by J.P. Morgan Investor Services Co. ("JPMIS"), P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of J.P. Morgan Chase & Co. JPMIS also files applications under state law to register the Funds' shares for sale, and to register the Company and/or the Company's officers to sell the Funds' shares. For services performed by JPMIS from the Value Fund's inception on May 30, 2001 to September 30, 2001, the Value Fund paid JPMIS $14,269. For that same time period, the Growth Fund paid JPMIS $14,269. For services performed by JPMIS during the 1999, 2000 and 2001 fiscal years, the Equity Fund paid JPMIS $36,366, $41,660 and $41,605, respectively. For that same time period, the Bond Fund paid JPMIS $36,077, $45,789 and $39,068, respectively.

_________________, 333 Market Street, San Francisco, California 94105, serves as the Funds' independent accountants, providing audit services, including review and consultation in connection with various filings by the Funds with the Securities and Exchange Commission and tax authorities.

PERSONAL SECURITIES TRANSACTIONS

Officers, Directors and employees of the Company, the Distributor and the Adviser are permitted to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. To address potential conflicts with the interests of the Funds that might arise from personal securities transactions, the Company, the Distributor and the Adviser have adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act.

BROKERAGE

The Adviser is responsible for the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Funds to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Funds could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Funds. Research services that could be provided could include analyses of industries, statistical or economic information or analyses of issuers. The Funds may also place orders for securities transactions with its Custodian in return for a discount on the Funds' custodial fees. This practice will have the effect of reducing the amount of expenses reported in the Funds' financial statements. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Funds with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services of value are provided by brokers through whom the Funds places portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Funds. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Funds. It is not the Funds' practice to allocate portfolio securities business on the basis of sales of its shares. From the Growth Fund's inception on May 30, 2001 to September 30, 2001, the Adviser estimates that the Value Fund paid $48,695 in brokerage commissions, involving $19,351,363 of portfolio transactions, to brokers with whom the Adviser had an arrangement to receive research or related services. For that time period, the Adviser estimates that the Growth Fund paid $600 in brokerage commissions, involving $449,040 of portfolio transactions, to such brokers. For the fiscal year ended September 30, 2001, the Adviser estimates that the Equity Fund paid $429,615 in brokerage commissions, involving $115,484,541 of portfolio transactions, to brokers with whom the Adviser had an arrangement to receive research or related services. The Bond Fund did not pay commissions to any such brokers for the fiscal year ended September 30, 2001.

There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Funds' investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Adviser believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. The Adviser has adopted a Trade Policy to ensure that all clients will be treated fairly when trades are aggregated.

In regard to any investments in privately held companies, the Value Fund and the Growth Fund may pay placement fees to independent consultants or brokers for access to these investments.

No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Funds or indirectly affiliated with the Funds through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from portfolio transactions. From the Value Fund's inception on May 30, 2001 to September 30, 2001, the Value Fund paid brokerage commissions on portfolio transactions of approximately $305,197. For that same time period, the Growth Fund paid brokerage commissions on portfolio transactions of approximately $261,994. During the Equity Fund's fiscal years ended September 30, 1999,2000 and 2001, the Fund paid brokerage commissions on portfolio transactions of approximately $762,793, $763,494 and $797,863, respectively. The Bond Fund did not pay any brokerage commissions over those time periods.

During the fiscal year ended September 30, 2001, the Bond Fund experienced a higher than normal portfolio turnover rate of 130% due primarily to the change in its investment objectives from a focus on international bonds to a focus on domestic bonds.

STOCKHOLDER INFORMATION

As of November 29, 2001, all officers and Directors of the Company as a group held of record and beneficially less than 1% of the outstanding shares of each Fund. No stockholders held of record or, to the Funds' knowledge, beneficially in excess of 5% of the outstanding shares of any Fund on that date.

DESCRIPTION OF CAPITAL STOCK

The Funds are series within the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc., an open-end management investment company organized on June 12, 1990 as a Maryland corporation (the "Company"). Only one class of stock has been authorized for each Fund to date. Further series and classes may be added without stockholder approval, but the Company has no immediate plans to do so.

The Company has authorized the issuance of up to 1,000,000,000 shares of Common Stock, with no par value, for each of the Value Fund and the Growth Fund. The Company has also authorized the issuance of up to 100,000,000 shares of Common Stock, par value $.0001, for the Equity Fund and up to 100,000,000 shares of Common Stock, no par value, for the Bond Fund. Currently, the Funds are each authorized to issue 100,000,000 shares of Common Stock. When issued, shares in the Funds will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.

Shares of each series are entitled to one vote for all purposes. Shares of each series and class vote as a single body with respect to matters, such as election of Directors, that affect all series and classes in substantially the same manner. As to matters affecting each series or class separately, such as approval of agreements with investment advisers, shares of each series or class vote as separate series or class. Shares of each series and class are entitled to dividends as determined by the Board of Directors and, upon liquidation, are entitled to receive the net assets of that series or class. Stockholders are entitled to require the Funds to redeem their shares, and the Funds may redeem shares under certain circumstances, as set forth under "Purchase, Exchange and Redemption of Shares." The transfer of shares, other than by redemption, is subject to restrictions in some jurisdictions.

The voting rights of the shares are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. In such event, the holders of the remaining shares voting will not be able to elect any Director. The Company is not required to hold annual meetings for the election of Directors or otherwise. Special meetings may be called by the Chairman of the Board, the Board of Directors, or the President or by stockholders entitled to cast at least 10% of the shares entitled to vote. The Company will assist in stockholder communications with respect to any meeting duly called by the holders of its shares.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each series and class of stock that the Company is authorized to issue and the differences in the relative rights and preferences between the shares of each series and class to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series and class, will be furnished by the Company to any stockholder, without charge, upon request to the Secretary of the Company at its principal office.

PERFORMANCE DATA

The Funds may compute their average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The total return for the Value Fund from its inception on May 30, 2001 to September 30, 2001 was -11.60%. The total return for the Growth Fund from its inception on May 30, 2001 to September 30, 2001 was -35.00%.

The annual compounded rate of total return for the Equity Fund for the one-year period ended September 30, 2001 was -29.34%. The average annual compounded rate of total return for the Equity Fund for the five-year period from October 1, 1996 to September 30, 2001 was 0.65%. The average annual compounded rate of total return for the Equity Fund for the ten-year period from October 1, 1991 to September 30, 2001 was 1.93%.

The annual compounded rate of total return for the Bond Fund for the one-year period ended September 30, 2000 was 10.40%. The average annual compounded rate of total return for the Bond Fund for the five-year period from October 1, 1996 to September 30, 2001 was 4.03%. The average annual compounded rate of total return for the Bond Fund for the ten-year period from October 1, 1991 to September 30, 2001 was 4.69%.

The above figures assume that all dividends and distributions by the Funds were reinvested at net asset value on the reinvestment dates. Periods prior to October 1, 1993 include an assumed 1% annual advisory fee, payable quarterly, charged by the Adviser to its clients.

These figures represent past performance and an investor should be aware that past performance is no indication of future results, and that the investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FINANCIAL STATEMENTS

Incorporated by reference herein are portions of the Funds' Annual Reports to stockholders for the fiscal year ended September 30, 2001 under the headings:
"SCHEDULE OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS," "NOTES TO FINANCIAL STATEMENTS," and "REPORT OF INDEPENDENT ACCOUNTANTS." Copies of the Annual Reports are available upon request and without charge by contacting BB&K Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404, (800) 882-8383.

The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

APPENDIX A
BOND, COMMERCIAL PAPER, PREFERRED STOCK AND MUNICIPAL DEBT RATINGS

BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"): Bonds rated Aaa by Moody's are judged by Moody's to be of the highest quality by all standards. Together with bonds rated Aa, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well. They are still considered investment grade bonds.

Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Moody's B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds with a Caa rating from Moody's are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Bonds with a Ca rating from Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds with a C rating from Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"): Bonds rated AAA are considered by S&P to be the highest grade obligations, and the capacity to pay interest and principal is extremely strong. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds, or medium-grade category bonds, are regarded as having adequate capacity to pay principal and interest. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changes in circumstances are more likely to lead to a weakened capacity to pay interest and principal. They are still considered investment grade bonds.

Bonds rated BB and B by S&P are regarded as having significant speculative characteristics. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions. Bonds rated B are more vulnerable to nonpayment than those rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the bond.

A bond rated CCC by S&P is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the bond. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment.

The C rating may be used by S&P to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this bond are being continued.

Bonds rated D by S&P are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC from S&P may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

MOODY'S: The Prime rating is the highest commercial paper rating assigned by Moody's. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on their capacity for repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by the issuer's leading market position in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection. Also, a Prime-1 issuer may have broad margins in earnings coverage of fixed financial charges, high internal cash generation and a well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. Issuers rated Prime-2 will evidence many of the characteristics of Prime-1 issuers, although to a lesser degree. Earnings trends and coverage ratios are sound but more subject to variation. Capital characteristics may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements. Adequate alternative liquidity is maintained.

S&P: Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1 have a very strong degree of safety regarding timely payment. Issues rated A-2 have a strong capacity for timely payment. However, the relative degree of safety is not as overwhelming as for issues designated A-1. Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PREFERRED STOCK

MOODY'S: An issue rated "aaa" by Moody's is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. Issues rated "aa" by Moody's are considered to be high-grade preferred stock with reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. Issues rated "a" are considered to be upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated "baa" by Moody's is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

An issue rated "ba" by Moody's is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue rated "b" by Moody's generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "caa" by Moody's is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

Issues with a "c" rating from Moody's are the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P: AAA is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. An issue rated AA also qualifies as a high-quality issue. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. Issues rated A are backed by a sound capacity to pay the preferred stock obligations, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB by S&P is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issuers in the A category.

Preferred stock rated BB, B, and CCC by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved by S&P for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C by S&P is currently a nonpaying issue.

A preferred stock rated D by S&P is a nonpaying issue with the issuer in default on debt instruments.

The ratings from AA to CCC from S&P may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL DEBT

MOODY'S: Ratings for municipal debt are not provided by Moody's.

S&P: Debt rated AAA has the highest rating assigned by S&P as the capacity to pay interest and repay principal is extremely strong. Debt rated AA by S&P also has a strong capacity to pay both interest and principal and differs from AAA only slightly. Debt rated A by Moody's has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB by S&P has less near term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B by S&P has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC by S&P has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The rating CC is typically applied by S&P to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

The rating C is typically applied by S&P to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved by S&P for income bonds on which no interest is being paid.

The ratings from AA to CCC from S&P may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

APPENDIX B
HEDGING AND OTHER TRANSACTIONS

FORWARD CONTRACTS. The Equity Fund and the Bond Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Funds from adverse changes in currency exchange rates and as a substitute for an underlying currency position. All Forward Contracts will be covered. In the case of a Forward Contract obligating the Funds to purchase a foreign currency (a "long position"), the Funds may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. Government securities and other securities determined by the Adviser to be liquid in accordance with guidelines adopted by the Board of Trustees. Alternatively, the Funds may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Funds (or, if lower than the price of the Forward Contract held by the Funds, the Funds may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Funds to sell a foreign currency (a "short position"), the Funds may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Funds may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract or (iii) holding a call option permitting the Funds to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Funds may segregate Liquid Assets equal to the difference).

OPTIONS ON DEBT SECURITIES, FOREIGN CURRENCIES AND INDIVIDUAL STOCKS. The Bond Fund may write covered call and put options and purchase call and put options ("Options") on debt securities and foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Bond Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying securities or currency position. The Equity Fund may write covered call and put Options and purchase call and put Options on foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Equity Fund from adverse changes in currency exchange rates and as a substitute for an underlying currency position

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Bond Fund and the Equity Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Funds will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on their portfolios that otherwise would have resulted.

Conversely, when the Equity Fund or the Bond Fund predict an increase in the value of a currency in which securities to be acquired are denominated, the Funds may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates.

The Bond Fund may also purchase Options on debt securities to hedge against interest rate changes that adversely affect the value of a portfolio security. For example, when the Bond Fund anticipates a decline in the market value of a portfolio security due to rising interest rates, it may purchase put Options on the security. If the value of the security does decline, the Bond Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have been caused by rising interest rates.

Where the Bond Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Bond Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of declining interest rates.

The Equity Fund and the Bond Fund may write put and call Options for the same types of hedging purposes. For example, when the Funds anticipate a decline in the value of foreign currency-denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Funds could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium.

The Value Fund and the Growth Fund may write covered call and put Options and purchase call and put Options on individual stocks that are traded on United States exchanges and over-the-counter, to attempt to minimize the risks to the Fund from adverse changes in individual stock positions and market conditions and as a substitute for an underlying securities position. For example, when a Fund anticipates a decline in the market value of a portfolio security, it may purchase put Options on the security. If the value of the security does decline, the Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have occurred. Where a Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of rising prices.

The Value Fund and the Growth Fund may write put and call Options for the same types of hedging purposes. For example, when a Fund anticipates a decline in the value of a portfolio security, it could, instead of purchasing a put Option, write a call Option on the relevant security. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of the portfolio security will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, a Fund could write a put Option on the relevant security that, if prices move in the manner projected, will expire unexercised and allow the Fund to hedge such increase cost up to the amount of the premium.

All put and call Options written by the Funds will be covered. The Funds may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Funds (less any margin on deposit), (ii) selling short the security or currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference), or (iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Funds (or, if lower, the Funds may segregate Liquid Assets equal to the difference).

The Funds may cover a call Option by (i) segregating Liquid Assets equal to the market value of the security or currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the security or currency underlying the Option or (iii) purchasing a separate call Option on that security or currency with a strike price no higher than the strike price of the Option sold by the Funds (or, if higher, the Funds may segregate Liquid Assets equal to the difference).

If a Fund, as the writer of an Option, wishes to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Fund/s portfolio securities denominated in such currency.

The benefit to the Funds derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where prices do not move in the direction or to the extent predicted, the Funds could sustain losses that would require them to forego a portion or all of the benefits of advantageous changes in such prices.

The writing of an Option constitutes only a partial hedge up to the amount of the premium, and only if interest or exchange rates move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Funds may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in interest or exchange rates.

OPTIONS ON STOCK INDICES. The Value Fund, the Growth Fund and the Equity Fund may write covered put and call Options and purchase put and call Options on stock indices to attempt to minimize the risks to these Funds from adverse changes in market conditions and as a substitute for an underlying investment. Options on stock indices are similar to Options on debt securities, foreign currencies and individual stocks. For additional information on the risks and benefits of Options on stock indices, see "Options on Debt Securities, Foreign Currencies and Individual Stocks."

Call Options on stock indices written by the Funds will be covered (i) by segregating a portfolio of securities substantially replicating the movement of the index, (ii) by holding a call Option on the same index with a strike price no higher than the strike price of the Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Funds will cover put Options on stock indices by (i) segregating Liquid Assets equal to the Option's exercise price, (ii) holding a put Option on the same index with a strike price no higher than the strike price of the put Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Funds will receive a premium for writing a put or call Option that will increase the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that will offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's securities holdings. By writing a put Option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put Options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

FUTURES CONTRACTS ON DEBT SECURITIES, INDIVIDUAL STOCKS, STOCK INDICES AND FOREIGN CURRENCIES. The Value Fund and the Growth Fund may enter into exchange-traded contracts ("Futures Contracts") for the purchase or sale for future delivery of individual stocks and stock indices to attempt to minimize the risk to the Funds from adverse changes in stock prices and market conditions, and as a substitute for an underlying investment. The Equity Fund may enter into Futures Contracts for the purchase or sale for future delivery of stock indices and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and market conditions, and as a substitute for an underlying investment. The Bond Fund may enter into Futures Contracts for the purchase or sale for future delivery of debt securities and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying investment.

The acquisition or sale of Futures Contracts is designed to protect the Funds from fluctuations in currency exchange and interest rates, individual stock prices and market movements without actually buying or selling the underlying currencies or securities. For example, if the Bond Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into a Futures Contract for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contract to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities. However, since the futures market generally is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contract should be similar to that of long-term bonds, the Bond Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had been established. At that time, the Futures Contract could be liquidated and the Fund could then buy long-term bonds on the cash market.

All Futures Contracts to which the Funds are parties will be covered. A Futures Contract obligating a Fund to purchase a security, financial index or currency is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the price of the Futures Contract due on the settlement date (less any margin on deposit). The Fund may also cover a long position by purchasing a put Option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

A Futures Contract in which a Fund has the position of a seller is covered if the Fund segregates Liquid Assets equal to the market value of the security, index or currency underlying the Futures Contract (less any margin on deposit, but not less then the market price at which the position was established). Alternatively, the Fund may cover such a Futures Contract by (i) owning the security or currency underlying the Futures Contract, or, in the case of a financial index, segregating a portfolio of securities substantially replicating the movement of the index or (ii) holding a call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the price at which the position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If a Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Fund will be required to increase its margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Fund will receive payment for any increase in the Futures Contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Funds from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general interest and currency exchange rates, individual stock prices or market conditions by the Fund may not result in a successful transaction.

If a Fund makes an erroneous judgment about the general direction of interest rates, currency exchange rates, stock prices or market conditions, the Fund's overall performance would be worse than the performance the Fund would have achieved had it not entered into any such contract. If the Fund has hedged against the possibility of a movement in interest rates, exchange rates, stock prices or market conditions that would adversely affect the price of its portfolio securities and such rates, prices or markets did not move as anticipated, the Fund would lose part or all of the benefit of the increased value of the hedged securities because it will have offsetting losses in futures positions. In addition, in such situations, if the Fund had insufficient cash and was unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS ON DEBT SECURITIES, INDIVIDUAL STOCKS, STOCK INDICES AND FOREIGN CURRENCIES. The Value Fund and the Growth Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") on stock indices and individual stocks to attempt to minimize the risk to the Funds from adverse changes in stock prices and market conditions, and as a substitute for an underlying securities position. The Equity Fund may purchase and write Options on Futures Contracts on foreign currencies and stock indices to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and market conditions and as a substitute for an underlying securities or currency position. The Bond Fund may purchase and write Options on Futures Contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and as a substitute for an underlying investment.

A call Option on a Futures Contract written by a Fund constitutes a partial hedge against declining prices of the asset or currency that are deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio. A put Option on a Futures Contract written by a Fund constitutes a partial hedge against increasing prices of the asset that is deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Fund intends to purchase.

If a put or call Option on a Futures Contract that a Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium the Fund received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from Options on Futures Contracts may be reduced or increased by changes in the value of its portfolio securities.

All Options on Futures Contracts written by the Funds will be covered. In the case of the sale of a call Option on a Futures Contract, a Fund may cover by (i) entering into a long position on the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract (or, if higher, the Fund may segregate Liquid Assets equal to the difference), (ii) owning the security or currency underlying the Futures Contract on which the Fund holds the Option, or, with respect to a financial index, a portfolio of securities substantially replicating the movement of the index, or (iii) holding a separate call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating a Fund to buy a Futures Contract, the Fund may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on a Futures Contract. Alternatively, the Fund may cover the Option on a Futures Contract by holding a put Option permitting the Fund to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The amount of risk a Fund assumes when purchasing an Option on a Futures Contract is the premium paid for the Option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an Option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the Option purchased.

SWAPS AND RELATED CAPS, FLOORS AND COLLARS. The Bond Fund may enter into interest rate and foreign currency swaps and related caps, floors and collars to minimize the risk to the Bond Fund from adverse changes in currency exchange and interest rates and as a substitute for an underlying securities or currency position (collectively, "Swaps").

An interest rate Swap is an agreement between two borrowers to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate, or U.S. Treasury Bill rates. Interest rate Swaps also permit counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another reference interest rate (such as U.S. Treasury Bill rates).

A currency Swap is an agreement to exchange fixed or floating rate interest obligations - and, in some transactions, principal obligations - in different currencies on the basis of (i) the actual principal amount or a notional principal amount and (ii) one or more reference interest rates.

For example, the Bond Fund may have the right to receive interest at fixed rates on some of its portfolio securities. If interest rates were rising (and therefore the value of portfolio securities were declining), the Bond Fund could hedge the value of such securities by swapping its right to receive a fixed rate of interest for a counterparty's right to receive a floating rate. Similarly, the Bond Fund may have the right to receive interest payments on its portfolio securities denominated in the French Franc. If the Franc were suffering an adverse movement of its exchange rate, the Bond Fund could hedge the value of such securities by swapping its right to receive Francs for the right to receive U.S. Dollars or another currency.

The Bond Fund will usually enter into Swaps on a net basis, i.e., where the two parties make net payments, with the Bond Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Bond Fund's obligations over its entitlements, with respect to each Swap will be accrued, and an amount of Liquid Assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Bond Fund enters into a Swap on other than a net basis, the Bond Fund will maintain in the segregated account the full amount of the Fund's obligations under the Swap. Neither a Swap nor any margin or collateral arrangement with respect to a Swap is deemed to involve a pledge of the Bond Fund's assets, the issuance of a senior security or a borrowing.

The Swap market has grown substantially with a significant number of banks and financial services firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps. There can be no assurance that the Bond Fund will be able to enter into or offset Swaps at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of Swaps may provide for termination under certain circumstances, there can be no assurance that the Bond Fund will be able to terminate or offset a Swap on favorable terms.

ADDITIONAL RISKS OF FORWARD CONTRACTS, OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND SWAPS. Hedging transactions may be effective to protect the Funds against certain changes in interest and currency exchange rates, individual stock prices or market movements. However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The ability of a Fund to hedge all or a portion of its portfolio through transactions in Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps depends on the degree to which price movements in underlying currencies and securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the price of a Futures Contract or an Option on a Futures Contract moves more or less than the price of the hedged asset, the Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Value Fund, the Growth Fund and the Equity Fund may cover stock index Options that they have written, stock index Futures Contracts to which they are a party, and Options on stock index Futures Contracts that they have written through the segregation of a portfolio of stocks that substantially replicates the movement of the underlying stock index. The portfolio of securities used to cover such transactions may not match the actual composition of the index. In that event, the Fund will not be fully covered and would be subject to a risk of loss in the event of adverse changes in the value of the index.

The ability of the Funds to engage in transactions involving Options, Futures Contracts and Options on Futures Contracts and Swaps will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not be adequate at all times to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus, it may not be possible for the Funds to close certain positions.

The costs to the Funds of hedging transactions vary among the various hedging techniques and also depend on such factors as the security, currency or stock index involved, market conditions and the length of the contract or option period. Forward Contracts and Swaps are usually conducted on a principal basis, and no fees or commissions are therefore involved. However, the Funds will incur brokerage commissions and related transaction costs when they purchase, write or invest in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Funds' ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies and Swaps are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the Securities and Exchange Commission ("SEC"), but are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and therefore adverse market movements could continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options, Forward Contracts and Swaps is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. Option writers and traders of Forward Contracts could also lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in Options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Funds to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Bond Fund, the Equity Fund, the Growth Fund and the Value Fund do not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolios of the Funds.

Forward Contracts, Options, Futures Contracts, Options on Futures Contracts and Swaps may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things: (i) other foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements and (v) lesser trading volume.

================================================================================










                                     Part C

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT


              BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.










================================================================================

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)(1) Articles of Incorporation of Registrant (incorporated by reference to Exhibit No. 1 of Post-Effective Amendment No. 29, dated June 29, 1998).

     (a)(2) Articles of Amendment Changing Name of Series dated January 4, 1996 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16, 2001).

     (a)(3) Articles of Amendment Changing Name of Series dated December 18, 2000 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16, 2001).

     (a)(4) Articles of Amendment Changing Name of Series dated May 8, 2001 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16, 2001).

     (a)(5) Articles Supplementary dated May 8, 2001 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16,
               2001).

     (b) By-laws of Registrant (incorporated by reference to Exhibit No. 2 of Post-Effective Amendment No. 29, dated June 29, 1998).

     (c)       Inapplicable.

     (d)(1) Investment Management Agreement between Registrant and Bailard, Biehl & Kaiser, Inc. dated as of October 1, 1993 (incorporated by reference to Exhibit No. 5 of Post-Effective Amendment No. 29, dated June 29, 1998).

     (d)(2) Amendment to Investment Management Agreement dated December 19, 2000 (incorporated by reference to Exhibit No. 6 of Post-Effective Amendment No. 34 dated December 19, 2000).

     (d)(3) Amendment to Investment Management Agreement dated May 8, 2001 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16, 2001).


     (e)(1) Distribution Agreement between Registrant and BB&K Fund Services, Inc. dated as of October 1, 1993 (incorporated by reference to Exhibit No. 6 of Post-Effective Amendment No. 29, dated June 29,
               1998).

     (e)(2) Amendment to Distribution Agreement dated May 8, 2001 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16, 2001).

     (f)       Inapplicable.

     (g)(1) Custodian Agreement between Registrant and Brown Brothers Harriman & Co., dated June 12, 1990, as amended December 22, 1995 and June 15, 1998.

     (g)(2) Letter Agreement relating to Enhanced Growth Fund and Cognitive Value Fund (incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 36, dated May 16, 2001).

     (g)(3) Amendment to the Custodian Agreement dated July 1, 2001 - filed herewith.

     (g)(4)    Delegation Schedule dated July 1, 2001 - filed herewith.

     (h)(1) Administration Agreement between Registrant and Investment Company Administration Corporation, dated October 1, 1993, as amended July 1, 1995 (incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement dated June 29, 1998.)

     (h)(2) Amendment to Administration Agreement dated March 9, 1999 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16, 2001).

     (h)(3) Amendment to Administration Agreement dated May 8, 2001 (incorporated by reference to Post-Effective Amendment No. 36, dated May 16, 2001).

     (i)(1) Opinion and Consent of Orrick, Herrington & Sutcliffe (incorporated by reference to Exhibit 10.1 of Post-Effective Amendment No. 14, dated July 26, 1990).

     (i)(2) Opinion and Consent of Piper & Marbury (incorporated by reference to Exhibit 10.2 of Post-Effective Amendment No. 14, dated July 26, 1990).

     (j)       Consent of Independent Accountants - to be filed.

     (k)       Inapplicable.

     (l) Copies of investment letters provided in connection with the shares issued to raise initial capital (incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 2 to Registrant's Form N-1 Registration Statement).

     (m)       Inapplicable.

     (n)       Inapplicable.

     (o)       Inapplicable.

     (p) Code of Ethics dated June 1, 2000 for Bailard, Biehl & Kaiser, Inc., BB&K Fund Services, Inc., Bailard, Biehl & Kaiser International Fund Group, Inc., and Bailard, Biehl & Kaiser Fund Group (incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 33 dated October 20, 2000).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant's organization has been sponsored by Bailard, Biehl & Kaiser, Inc. (the "Adviser"), a California corporation and a wholly owned subsidiary of BB&K Holdings, Inc., a California corporation ("Holdings"). Peter M. Hill, Burnice E. Sparks, Jr., Janis M. Horne, Barbara V. Bailey, and Sofi Kyriakidis, who are Directors and/or officers of Registrant, are also Directors and/or officers of the Adviser and/or BB&K Fund Services, Inc. (the "Distributor"), a California corporation and a wholly owned subsidiary of Holdings. Mr. Hill, Mr. Sparks, Ms. Bailey, Ms. Kyriakidis and Ms. Horne are also each shareholders of Holdings. Registrant's shares are offered to investment advisory or counseling clients and employees (including officers and relatives of employees and officers) and Directors of the Adviser. As a result, Holdings, the Adviser and/or the Distributor may be deemed to be directly or indirectly under common control with Registrant.

     Mr. Sparks, Ms. Bailey, Ms. Horne and Ms. Kyriakidis, who are officers and/or Directors of Registrant, are also officers and/or Directors of Bailard, Biehl & Kaiser Fund Group, a Massachusetts business trust and registered investment company (the "Fund Group"). Shirley L. Clayton, Scott F. Wilson and James C. Van Horne, Directors of Registrant, are also Trustees of the Fund Group. The Adviser serves as the investment adviser to the Fund Group and the Distributor as the distributor of the Fund Group. As a result, the Fund Group may be deemed to be directly or indirectly under common control with Registrant.

ITEM 25. INDEMNIFICATION

     Registrant participates in a policy of insurance that insures the Fund and its directors, officers and employees against any liability arising by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act or omission within the scope of their duties.

     The By-laws of Registrant provide for indemnification of Registrant's directors, officers, employees and agents under certain circumstances as permitted by Section 2-418 of the Maryland General Corporation Law, and such provisions may be sufficiently broad to permit indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, but only to the extent permitted under Section 17(h) of the 1940 Act.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted for directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by Registrant is against public policy, as expressed in the 1933 Act, and therefore may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The principal business of the Adviser is investment management, and the principal business address of the Adviser and each of its officers and Directors is 950 Tower Lane, Suite 1900, Foster City, California 94404. Set forth below is a list of each other business, profession, vocation or employment of a substantial nature during the past two fiscal years of each Director and officer of the Adviser who is a Director or officer of Registrant:

                         Position(s) Held             Other
Name                     with the Adviser             Employment
----                     ----------------             ----------
Peter M. Hill            Chief Investment Officer     Director of the Distributor;
                         and Director                 Chairman of Registrant; President
                                                      and Director of the Bailard, Biehl
                                                      & Kaiser Technology Exchange Fund,
                                                      LLC (the "Tech Fund"), Bailard,
                                                      Biehl & Kaiser New Leaders
                                                      Technology Exchange Fund, LLC (the
                                                      "New Leaders Fund"), and Bailard,
                                                      Biehl & Kaiser Decathlon Exchange
                                                      Fund, LLC (the "Decathlon Fund").

Burnice E. Sparks, Jr.   President and Director       Chief Executive Officer and
                                                      Director of the Distributor;
                                                      President of the Fund Group;
                                                      President and Director of
                                                      Registrant

Barbara V. Bailey        Executive Vice President     Treasurer of Holdings; Secretary of
                         and Treasurer/Secretary      the Distributor; Treasurer of
                                                      Registrant and the Fund Group;
                                                      Treasurer and Secretary of Bailard,
                                                      Biehl & Kaiser REIT (the "REIT");
                                                      Treasurer of the Tech Fund, New
                                                      Leaders Fund and Decathlon Fund.

Janis M. Horne           Senior Vice President and    Secretary and Chief Compliance
                         Chief Compliance Officer     Officer of the Fund Group and
                                                      Registrant

Sofi Kyriakidis          Senior Vice President        Assistant Treasurer and Assistant
                                                      Secretary of the Fund Group and
                                                      Registrant; Treasurer of the
                                                      Distributor; Assistant Treasurer of
                                                      the REIT; Secretary of the Tech
                                                      Fund, New Leaders Fund and
                                                      Decathlon Fund.

For additional information as to any other business, profession, vocation or employment of a substantial nature of Bailard, Biehl & Kaiser, its Directors and officers, reference is made to Part B of this Registration Statement and to Form ADV, as amended on June 30, 2001, filed under the Investment Advisers Act of 1940 by Bailard, Biehl & Kaiser, SEC File No. 801-8562.

ITEM 27. PRINCIPAL UNDERWRITERS

     The Distributor, located at 950 Tower Lane, Suite 1900, Foster City, California 94404, is the principal underwriter for the Registrant and for the Fund Group. Certain information with respect to the officers and Directors of the Distributor is set forth below. The principal business address of each such person is 950 Tower Lane, Suite 1900, Foster City, California, 94404.

                         Position(s) With Other
Name                     the Distributor              Employment
----                     ---------------              ----------
Thomas E. Bailard        Chairman of the Board        Chairman of the Board and Chief
                                                      Executive Officer of Holdings;
                                                      Chairman of the Board and Chief
                                                      Executive Officer of the Adviser;
                                                      Chairman of the Board and Trustee
                                                      of the Fund Group; Chairman of the
                                                      REIT; Chairman of the Board and
                                                      Chief Executive Officer of the Tech
                                                      Fund, New Leaders Fund and
                                                      Decathlon Fund.

Peter M. Hill            Director                     Director, Chief Investment Officer
                                                      of the Adviser; Chairman of the
                                                      Board of Registrant

Burnice E. Sparks, Jr.   Chief Executive              Director and President of the
                         Officer and Director         Adviser; President of the Fund
                                                      Group; President and Director of
                                                      Registrant

Sofi Kyriakidis          Treasurer                    Assistant Treasurer and Assistant
                                                      Secretary of the Fund Group and
                                                      Registrant; Assistant Treasurer of
                                                      the REIT; Secretary of the Tech
                                                      Fund, New Leaders Fund and
                                                      Decathlon Fund.

Barbara V. Bailey        Secretary                    Executive Vice President and
                                                      Treasurer/Secretary of the Adviser;
                                                      Treasurer of Holdings; Treasurer of
                                                      the Fund Group and Registrant;
                                                      Treasurer and Secretary of the
                                                      REIT; Treasurer of the Tech Fund,
                                                      New Leaders Fund and Decathlon
                                                      Fund.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Name and Address
     Maintaining                                     Records, Books and
     Physical Possession                             Accounts Required By:
     -------------------                             --------------------
     Brown Brothers Harriman & Co.                   Rule 31a-1(b)(1), (2) (i)-
     40 Water Street                                 (iii), (3), (7) and (8).
     Boston, MA  02109

     Bailard, Biehl & Kaiser, Inc.                   Rule 31a-1(b)(4)(5), (6),
     950 Tower Lane, Suite 1900                      (9), (10) and (11)
     Foster City, CA  94404

     J.P. Morgan Investor Services Co.               Rule 31a-1(b)(2)(iv)
     73 Tremont St.
     Boston, MA  02108-3913

ITEM 29. MANAGEMENT SERVICES

     Inapplicable.

ITEM 30. UNDERTAKINGS

     Registrant undertakes to call a stockholders meeting, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other stockholders as required by
     Section 16(c) of the 1940 Act.

     Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to stockholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California, on the 29th day of November, 2001.


                                        BAILARD, BIEHL & KAISER
                                        OPPORTUNITY FUND GROUP, INC.


                                        By /s/ Peter M. Hill
                                           -------------------------------------
                                           Peter M. Hill
                                           Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                         Title                      Date
        ---------                         -----                      ----

/s/ Peter M. Hill                        Chairman;             November 29, 2001
-----------------------------            Director
Peter M. Hill(1)


/s/ Burnice E. Sparks, Jr.               President;            November 29, 2001
-----------------------------            Director
Burnice E. Sparks, Jr.


/s/ Barbara V. Bailey                    Treasurer             November 29, 2001
-----------------------------
Barbara V. Bailey(2)


/s/ Shirley L. Clayton                   Director              November 29, 2001
-----------------------------
Shirley L. Clayton


/s/ Scott F. Wilson                      Director              November 29, 2001
-----------------------------
Scott F. Wilson


/s/ James C. Van Horne                   Director              November 29, 2001
-----------------------------
James C. Van Horne

----------
(1)  Principal Executive Officer
(2)  Principal Financial and Accounting Officer

      As filed with the Securities Exchange Commission on November 29, 2001
                                                        Registration No. 2-63270
                                                               File No. 811-6146
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   EXHIBITS TO
                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 37                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 39                             [X]


              BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
               (Exact name of registrant as specified in charter)


                           950 Tower Lane, Suite 1900
                          Foster City, California 94404
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (800) 882-8383

                             Exhibits (g)(3), (g)(4)

================================================================================

                                INDEX TO EXHIBITS

Exhibit Number      Exhibit
--------------      -------
   (g)(3)           Amendment to the Custodian Agreement dated July 1, 2001
   (g)(4)           Delegation Schedule dated July 1, 2001